UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Alternative Capital Strategies Fund

BlackRock Emerging Markets Equity Strategies Fund

iShares Short-Term TIPS Bond Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Alternative Capital Strategies Fund
➢	BlackRock Emerging Markets Equity Strategies Fund
➢	iShares Short-Term TIPS Bond Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2018	BlackRock Alternative Capital Strategies Fund

Investment Objective

BlackRock Alternative Capital Strategies Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index.

Fund Strategies

Core allocation across fixed-income and equity markets to balance interest rate and credit exposures. Strategies in the core portfolio may include mortgages, duration and curve, investment grade corporates, emerging markets, securitized credit, dividend equities and high yield.

Long/short alpha strategies seek equity securities and equity derivatives, primarily total return swaps, within a global opportunity set. These strategies seek to identify opportunities through a systematic approach by evaluating predicted returns relative to risk for each security. These strategies seek to provide an uncorrelated source of defensive returns.

Long/short macro strategies seek to capture returns through tactical trades to fixed income and equity markets. These strategies seek to tactically allocate and time directional exposures across several asset classes, such as credit default swaps, U.S. Treasuries, U.K. Gilts and index futures.

What factors influenced performance?

The defensive equity long/short strategy and macro strategy both contributed positively to the Fund’s performance over the six-month period. Performance in the defensive equity long/short strategy was driven by security selection across multiple sectors, with the strongest performance from retailers within the consumer cyclicals sector. These positions were supported by valuation, fundamentals and cross-asset sentiment signals. Security selection was also strong within the macro strategy as central bank policy dispersion increased globally.

The directional asset allocation strategy detracted over the six-month period. The primary drivers of the strategy’s underperformance were allocations to mortgage-backed securities (“MBS”), investment grade corporate bonds and high yield corporate bonds. Corporate credit, most notably high yield, was volatile over the period with both investment grade and high yield spreads finishing wider.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the investment adviser as a means to manage and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. Stand-alone performance impact from derivatives used to manage risk can be taken out of context, and may not necessarily portray the total performance impact of the position. The use of U.S. Treasury futures, currency forwards, options and swaps had a positive impact on performance for the period.

Describe recent portfolio activity.

•

The Fund applied its systematic investment approach which combines asset allocation, defensive long/short alpha and macro strategies across diversified asset classes. The Fund seeks to provide diversified alpha sources for balanced, consistent returns over time through various market conditions.

•

Within the directional asset allocation strategy, the Fund increased its allocation to high yield while reducing allocations to MBS and investment grade corporates as decreased volatility of spread assets has made high yield look more attractive on a risk-adjusted basis. Within the defensive equity long/short strategy, the Fund decreased its short positions in various media companies and increased longs in select retailers.

Describe portfolio positioning at period end.

•

At period end, the Fund continued to target 50% risk contribution from the directional asset allocation strategy and 50% risk contribution total from the macro and defensive equity long/short strategies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Alternative Capital Strategies Fund

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.82)%	4.57%	N/A	3.54%	N/A
Investor A	(0.98)	4.30	0.13%	3.30	1.96%
Investor C	(1.27)	3.59	2.59	2.52	2.52
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	0.81	1.36	N/A	0.65	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(d)	(1.62)	(0.40)	N/A	1.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities.
(c)	The Fund commenced operations on May 19, 2015.
(d)

ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks 3-month U.S. Treasury securities. Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$991.80	$4.69	$1,000.00	$1,020.08	$4.76	0.95%
Investor A	1,000.00	990.20	5.92	1,000.00	1,018.84	6.01	1.20
Investor C	1,000.00	987.30	9.61	1,000.00	1,015.12	9.74	1.95

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 12 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2018 (continued)	BlackRock Alternative Capital Strategies Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets (a)
Corporate Bonds	52%
U.S. Government Sponsored Agency Securities	40
Asset-Backed Securities	18
Common Stocks	9
Non-Agency Mortgage-Backed Securities	1
Foreign Agency Obligations	1
Short-Term Securities	4
TBA Sale Commitments	(4)
Liability in Excess of Other Assets	(21)

(a)	Does not include underlying investment in total return swaps.

INDUSTRY

	Percentage of Total Investments (b)
Industry	Long	Short	Total
Oil, Gas & Consumable Fuels	5%	3%	8%
Insurance	2	1	3
Media	2	1	3
Equity Real Estate Investment Trusts (REITs)	1	2	3
Health Care Providers & Services	2	1	3
Hotels, Restaurants & Leisure	2	1	3
Auto Components	2	—	2
Semiconductors & Semiconductor Equipment	1	1	2
Metals & Mining	2	—	2
Chemicals	1	1	2
Aerospace & Defense	1	1	2
Diversified Financial Services	2	—	2
IT Services	1	1	2
Electric Utilities	2	—	2
Multi-Utilities	1	1	2
Food Products	1	1	2
Software	1	1	2
Health Care Equipment & Supplies	1	1	2
Household Durables	1	1	2
Other(c)	50	1	51

	81%	19%	100%

(b)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.
(c)	Consist of Asset-Backed Securities (8%), Non-Agency Mortgaged-Backed Securities (1%) and U.S. Government Sponsored Agency Obligations (18%) with the remainder consisting of other industries held that were each 2% of investments (17% long and 9% short).

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018	BlackRock Emerging Markets Equity Strategies Fund

Investment Objective

BlackRock Emerging Markets Equity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Emerging market equities produced weak performance in the first half of the year. The asset class was affected by a variety of headwinds, including rising U.S. interest rates, strength in the U.S. dollar, uncertainty surrounding U.S. trade policy, and political and/or economic instability in a number of key emerging market nations.

The Fund’s stock selection in China made the largest contribution to performance. The investment adviser continued to favor “old economy” sectors in China — such as industrials, energy and materials — over technology. The energy complex generally outperformed due to the strength in oil prices, while a number of industrials companies experienced narrowing valuation discounts following positive earnings surprises.

The Fund’s short position in Turkey also benefited performance, as the country’s stock market and currency both experienced a correction. At the individual stock level, the Malaysian company Sapura Energy BHD was the largest contributor.

Overweight positions in Brazil and Argentina were the leading detractors due to currency weakness and, in Argentina’s case, capital outflows stemming from higher-than-expected inflation and rising U.S. interest rates. The Brazilian retailer Companhia Hering and the Argentine lender Grupo Financiero Galicia SA were among the worst performers.

The Fund’s long position in Indonesia also weighed on returns. Despite the country’s positive fundamentals, the combination of rising U.S. interest rates and a slower-than-expected acceleration of the nation’s economy caused its market to underperform.

Describe recent portfolio activity.

The Fund shifted to a meaningful underweight in South Africa, and it added to positions in Latin American companies that were hit hardest by the market correction. The Fund maintained an underweight in China, where the market faced worries about deleveraging and a cyclical slowdown in the economy.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund was overweight in the value factor and underweight in quality and momentum. At the sector level, the Fund was overweight in industrials and significantly underweight in information technology. Its largest country overweights were in Russia, Brazil and the United Arab Emirates, and it was most underweight in China, Taiwan and the Philippines.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2018 (continued)	BlackRock Emerging Markets Equity Strategies Fund

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.19)%	7.57%	N/A	22.25%	N/A
Investor A	(2.35)	7.15	1.52%	21.89	19.10%
Investor C	(2.75)	6.33	5.33	20.97	20.97
Class K	(2.19)	7.50	N/A	22.26	N/A
MSCI Emerging Markets Index(d)	(6.66)	8.20	N/A	19.86	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity instruments and related derivative instruments issued by companies in, or tied economically to, emerging markets.

(c)	The Fund commenced operations on February 29, 2016.
(d)

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$978.10	$6.23	$1,000.00	$1,018.50	$6.36	1.27%
Investor A	1,000.00	976.50	7.65	1,000.00	1,017.06	7.80	1.55
Investor C	1,000.00	972.50	11.26	1,000.00	1,013.39	11.48	2.30
Class K	1,000.00	978.10	6.18	1,000.00	1,018.55	6.31	1.25

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 12 for further information on how expenses were calculated.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Emerging Markets Equity Strategies Fund

Portfolio Information

GEOGRAPHICAL ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short	Total
Brazil	10%	3%	13%
China	10	3	13
South Korea	10	1	11
Hong Kong	9	1	10
South Africa	4	3	7
Russia	5	—	5
Thailand	2	1	4
Qatar	2	2	4
Philippines	—	3	3
United Arab Emirates	3	—	3
Mexico	3	—	3
Indonesia	3	—	3
India	3	—	3
Malaysia	1	1	2
Argentina	2	—	2
Greece	2	—	2
Poland	2	—	2
United States	2	—	2
Hungary	2	—	2
Turkey	2	—	2
Israel	1	—	1
France	—	1	1
United Kingdom	—	1	1
Taiwan	1	—	1

	80%	20%	100%

(a)	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

INDUSTRY

	Percentage of Total investments (a)
Industry	Long	Short	Total
Banks	20%	3%	23%
Real Estate Management & Development	6	2	8
Oil, Gas & Consumable Fuels	7	—	7
Household Durables	5	—	5
Airlines	3	1	4
Wireless Telecommunication Services	3	2	5
Automobiles	4	—	4
Capital Markets	2	2	4
Insurance	1	3	4
Industrial Conglomerates	4	—	4
Construction & Engineering	2	1	3
Independent Power and Renewable Electricity Producers	3	—	3
Metals & Mining	2	1	3
Food & Staples Retailing	3	—	3
Pharmaceuticals	2	1	3
Construction Materials	3	—	3
Chemicals	2	—	2
Technology Hardware, Storage & Peripherals	2	—	2
Hotels, Restaurants & Leisure	1	1	2
Other(b)	5	3	8

	80%	20%	100%

(b)	Consists of other industries held that were each less than 2% of total investments (6% long and 2% short).

FUND SUMMARY	9

Fund Summary as of June 30, 2018	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund’s Institutional, Investor A and Class K Shares returned 0.73%, 0.52% and 0.75%, respectively. For the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series L) (the “Underlying Index”), returned 0.70%.

Describe the market environment.

Prices for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. Despite an uptick in inflation expectations on the back of unexpectedly strong January employment data, TIPS returns were in negative territory for the first quarter of 2018. A move higher in nominal Treasury yields more than offset a rise in TIPS breakeven rates (the rate of inflation required for a TIPS investor to match the return on a nominal Treasury of comparable maturity).

In June, the U.S. Federal Reserve (the “Fed”) raised the target range for its benchmark overnight lending rate by 25 basis points (0.25%), from 1.75% to 2%, in line with expectations. On the back of firm domestic growth and continued improvements in the labor market, the Fed signaled for an increase in the number of expected rate hikes in 2018 from three to four. TIPS returns were positive in the second quarter as the upward move in Treasury yields eased and inflation appeared to be moving toward the Fed’s 2% target.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Underlying Index by selecting securities in accordance with their relative proportion within the Underlying Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Underlying Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	iShares Short-Term TIPS Bond Index Fund

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year	Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/o sales charge
Institutional	0.73%	1.35%	1.72%
Investor A	0.52	1.13	1.46
Class K	0.75	1.38	1.75
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)(d)	0.70	1.39	1.77

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)	The Fund commenced operations on February 16, 2016.
(d)

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series L) measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,007.30	$0.50	$1,000.00	$1,024.30	$0.50	0.10%
Investor A	1,000.00	1,005.20	1.79	1,000.00	1,023.01	1.81	0.36
Class K	1,000.00	1,007.50	0.30	1,000.00	1,024.50	0.30	0.06

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 12 for further information on how expenses were calculated.

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments (a)
0-1 Year	17%
1-2 Years	19
2-3 Years	18
3-4 Years	26
4-5 Years	20

(a)	Excludes short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments (a)
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/20	14%
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/19	14
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/21	11
U.S. Treasury Inflation Protected Securities, 0.13%, 7/15/22	11
U.S. Treasury Inflation Protected Securities, 0.13%, 4/15/22	10

FUND SUMMARY	11

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock Alternative Capital Strategies Fund and 5.25% for BlackRock Emerging Markets Equity Strategies Fund, as well as a service fee of 0.25% per year (but no distribution fee). With respect to BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund, certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. For iShares Short-Term TIPS Bond Index Fund, Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class K Shares (available only in BlackRock Emerging Markets Equity Strategies Fund and iShares Short-Term TIPS Bond Index Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 9.1%

Aerospace & Defense — 0.0%
Lockheed Martin Corp.	43	$12,704

Beverages — 0.4%
Coca-Cola European Partners PLC	1,429	58,075
PepsiCo, Inc.	553	60,205

		118,280
Biotechnology — 0.2%
AbbVie, Inc.	583	54,015

Chemicals — 0.1%
Trinseo SA	191	13,552

Commercial Services & Supplies — 0.1%
Republic Services, Inc.	586	40,059

Communications Equipment — 0.2%
Motorola Solutions, Inc.	511	59,465

Containers & Packaging — 0.0%
Bemis Co., Inc.	301	12,705

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	1,364	43,798
Verizon Communications, Inc.	792	39,846

		83,644
Electric Utilities — 1.6%
Avangrid, Inc.	1,178	62,351
Duke Energy Corp.	671	53,063
Evergy, Inc.	1,120	62,888
NextEra Energy, Inc.	405	67,647
Pinnacle West Capital Corp.	669	53,895
Portland General Electric Co.	1,240	53,022
PPL Corp.	605	17,273
Southern Co.	852	39,456
Xcel Energy, Inc.	1,281	58,516

		468,111
Food & Staples Retailing — 0.1%
Sysco Corp.	513	35,033

Food Products — 1.2%
Campbell Soup Co.	555	22,500
Conagra Brands, Inc.	1,137	40,625
Flowers Foods, Inc.	1,614	33,620
General Mills, Inc.	874	38,683
Hershey Co.	584	54,347
J.M. Smucker Co.	127	13,650
Kellogg Co.	621	43,389
McCormick & Co., Inc.	422	48,990
Pinnacle Foods, Inc.	993	64,604

		360,408
Gas Utilities — 0.2%
WGL Holdings, Inc.	672	59,640

Hotels, Restaurants & Leisure — 0.1%
Carnival Corp.	266	15,245
Cracker Barrel Old Country Store, Inc.	82	12,809
Six Flags Entertainment Corp.	209	14,640

		42,694
Household Products — 0.6%
Clorox Co.	154	20,829
Colgate-Palmolive Co.	597	38,692
Energizer Holdings, Inc.	1,021	64,282
Procter & Gamble Co.	570	44,494

		168,297

Security	Shares	Value
Insurance — 0.1%
FNF Group	534	$20,089

IT Services — 0.3%
Paychex, Inc.	617	42,172
Sabre Corp.	2,288	56,376

		98,548
Leisure Products — 0.1%
Hasbro, Inc.	153	14,123

Media — 0.2%
Cinemark Holdings, Inc.	402	14,102
Omnicom Group, Inc.	747	56,974

		71,076
Multi-Utilities — 1.5%
Alliant Energy Corp.	670	28,354
Ameren Corp.	673	40,952
CMS Energy Corp.	967	45,720
Consolidated Edison, Inc.	768	59,889
Dominion Energy, Inc.	774	52,771
DTE Energy Co.	528	54,717
NiSource, Inc.	2,380	62,546
Vectren Corp.	553	39,512
WEC Energy Group, Inc.	917	59,284

		443,745
Oil, Gas & Consumable Fuels — 0.4%
EQT Midstream Partners LP	717	36,990
Magellan Midstream Partners LP	572	39,514
MPLX LP	1,639	55,955

		132,459
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co.	254	14,056
Eli Lilly & Co.	159	13,568
Johnson & Johnson	290	35,189
Merck & Co., Inc.	680	41,276
Pfizer, Inc.	1,650	59,862

		163,951
Real Estate Investment Trusts (REITs) — 0.6%
Apple Hospitality REIT, Inc.	3,193	57,091
Lamar Advertising Co., Class A	210	14,345
MGM Growth Properties LLC, Class A	1,896	57,752
Outfront Media, Inc.	675	13,129
WP Carey, Inc.	681	45,184

		187,501
Textiles, Apparel & Luxury Goods — 0.1%
Tapestry, Inc.	371	17,329

Tobacco — 0.1%
Philip Morris International, Inc.	345	27,855

Total Common Stocks — 9.1% (Cost — $2,587,988)		2,705,283

	Par (000)
Asset-Backed Securities — 19.0%
AmeriCredit Automobile Receivables Trust, Class D:
Series 2014-4, 3.07%, 11/09/20	$100	100,227
Series 2017-3, 3.18%, 07/18/23	150	148,397
AVANT Loans Funding Trust, Class A(a):
Series 2017-B, 2.29%, 06/15/20	50	50,144
Series 2018-A, 3.14%, 06/15/21	150	149,981
CLUB Credit Trust, Class A(a):
Series 2017-P2, 2.61%, 01/15/24	104	103,633

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities (continued)
Series 2018-NP1, 2.99%, 05/15/24	$75	$74,978
Conn Funding II LP, Series 2017-B, Class A, 2.73%, 07/15/20(a)	35	35,385
Consumer Loan Underlying Bond Credit Trust, Class A(a):
Series 2017-NP2, 2.55%, 01/16/24	46	46,070
Series 2018-P1, 3.39%, 07/15/25	115	114,912
Drive Auto Receivables Trust:
Series 2015-BA, Class C, 2.76%, 07/15/21(a)	8	7,945
Series 2016-BA, Class C, 2.61%, 08/16/21(a)	200	199,835
Series 2016-BA, Class C, 3.19%, 07/15/22(a)	205	205,494
Series 2016-CA, Class B, 2.37%, 11/16/20(a)	40	39,930
Series 2016-CA, Class C, 3.02%, 11/15/21(a)	100	100,079
Series 2017-1, Class B, 2.36%, 03/15/21	110	109,872
Series 2017-1, Class C, 2.84%, 04/15/22	150	149,772
Series 2017-1, Class D, 3.84%, 03/15/23	150	151,268
Series 2017-2, Class B, 2.25%, 06/15/21	40	39,940
Series 2017-2, Class C, 2.75%, 09/15/23	110	109,755
Series 2017-3, Class B, 2.30%, 05/17/21	160	159,581
Series 2017-3, Class C, 2.80%, 07/15/22	100	99,669
Series 2017-3, Class D, 3.53%, 12/15/23(a)	100	99,624
Series 2017-AA, Class C, 2.98%, 01/18/22(a)	90	90,008
Series 2017-BA, Class D, 3.72%, 10/17/22(a)	150	150,912
Series 2018-1, Class C, 3.22%, 03/15/23	110	109,606
Series 2018-2, Class B, 3.22%, 04/15/22	100	100,026
Series 2018-2, Class D, 4.14%, 08/15/24	225	226,255
Exeter Automobile Receivables Trust(a):
Series 2015-1A, Class C, 4.10%, 12/15/20	37	37,088
Series 2017-2A, Class A, 2.11%, 06/15/21	33	33,407
Flagship Credit Auto Trust, Series 2016-4, Class B, 2.41%, 10/15/21(a)	60	59,554
Marlette Funding Trust, Class A(a):
Series 2017-1A, 2.83%, 03/15/24	28	28,221
Series 2017-2A, 2.39%, 07/15/24	38	37,437
National Collegiate Student Loan Trust(b):
Series 2006-1, Class A4, (1 mo. LIBOR US + 0.25%), 2.34%, 03/27/28	12	12,141
Series 2006-2, Class A3, (1 mo. LIBOR US + 0.21%), 2.30%, 11/25/27	23	23,341
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.04%, 01/15/21(a)	1	542
OneMain Financial Issuance Trust, Class A(a):
Series 2015-1A, 3.19%, 03/18/26	56	56,198
Series 2015-2A, 2.57%, 07/18/25	12	12,479
Series 2016-2A, 4.10%, 03/20/28	102	102,539
Prosper Marketplace Issuance Trust, Series 2018-1A, Class A, 3.11%, 06/17/24(a)	85	85,444
Residential Asset Mortgage Trust, Series 2005-EFC4, Class M2, (1 mo. LIBOR US + 0.44%), 2.75%, 09/25/35(b)	14	13,703
Santander Drive Auto Receivables Trust:
Series 2014-1, Class D, 2.91%, 04/15/20	61	60,973
Series 2014-3, Class D, 2.65%, 08/17/20	82	81,820
Series 2014-4, Class D, 3.10%, 11/16/20	100	100,185
Series 2014-5, Class C, 2.46%, 06/15/20	26	26,164
Series 2015-1, Class D, 3.24%, 04/15/21	150	150,223
Series 2015-2, Class D, 3.02%, 04/15/21	150	150,209
Series 2016-1, Class C, 3.09%, 04/15/22	110	110,121
Series 2017-1, Class B, 2.10%, 06/15/21	100	99,432
Series 2017-2, Class B, 2.21%, 10/15/21	120	119,390
Series 2017-2, Class C, 2.79%, 08/15/22	120	119,422
Series 2017-2, Class D, 3.49%, 07/17/23	100	99,902
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.74%, 02/15/29(a)	53	53,044

Security	Par (000)	Value
Asset-Backed Securities (continued)
SoFi Consumer Loan Program LLC, Class A(a):
Series 2016-2A, 3.09%, 10/27/25	$36	$36,376
Series 2016-3, 3.05%, 12/26/25	43	42,605
Series 2017-1, 3.28%, 01/26/26	99	98,432
Series 2017-3, 2.77%, 05/25/26	59	58,675
SoFi Consumer Loan Program Trust(a):
Series 2015-1, Class A, 3.28%, 09/15/23	34	34,025
Series 2018-1, Class A1, 2.55%, 02/25/27	98	97,369
Series 2018-1, Class A2, 3.14%, 02/25/27	120	119,178
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24(a)	63	62,875
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1, 2.53%, 11/16/48(a)	100	100,458
Sunset Mortgage Loan Co. LLC, Series 2016-NPL1, Class A, 3.84%, 07/16/47(a)(c)	16	15,738
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.50%, 02/25/47(a)	22	22,370
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 05/25/47(a)	79	78,073
VOLT LV LLC, Series 2017-NPL2, Class A1, 3.50%, 03/25/47(a)	67	66,346
VOLT LVII LLC, Series 2017-NPL4, Class A1, 3.38%, 04/25/47(a)	60	59,553
VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.38%, 05/28/47(a)	44	43,581
Westlake Automobile Receivables Trust, Series 2018-2A, Class B, 3.20%, 01/16/24(a)	70	70,007

Total Asset-Backed Securities — 19.0% (Cost — $5,669,662)		5,651,938

Corporate Bonds — 51.6%

Aerospace & Defense — 1.7%
BBA US Holdings, Inc., 5.38%, 05/01/26(a)	10	10,038
Bombardier, Inc., 7.50%, 12/01/24(a)	50	52,625
General Dynamics Corp.:
2.38%, 11/15/24	50	46,889
3.50%, 05/15/25	100	99,891
L3 Technologies, Inc.:
3.85%, 06/15/23	50	49,896
3.95%, 05/28/24	18	17,777
Northrop Grumman Corp., 2.55%, 10/15/22	100	96,322
Spirit AeroSystems, Inc., 3.95%, 06/15/23	35	35,181
TransDigm, Inc., 6.38%, 06/15/26	100	99,250

		507,869
Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.50%, 06/15/22(a)	10	10,225

Airlines — 0.7%
American Airlines Group, Inc., 4.63%, 03/01/20(a)	10	9,950
Delta Air Lines, Inc.:
2.60%, 12/04/20	25	24,458
3.40%, 04/19/21	75	74,662
United Continental Holdings, Inc., 5.00%, 02/01/24	100	96,250

		205,320
Auto Components — 3.0%
Allison Transmission, Inc., 5.00%, 10/01/24(a)	50	49,188
Ford Motor Credit Co. LLC:
(3 mo. LIBOR US + 1.00%), 3.33%, 01/09/20(b)	200	201,418
4.14%, 02/15/23	200	199,933
General Motors Co., 4.00%, 04/01/25	50	48,528

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Auto Components (continued)
General Motors Financial Co., Inc.:
3.25%, 01/05/23	$50	$48,454
4.15%, 06/19/23	145	144,965
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.88%, 02/01/22	100	100,125
6.38%, 12/15/25	50	50,063
JB Poindexter & Co., Inc., 7.13%, 04/15/26(a)	25	25,625
Lear Corp., 3.80%, 09/15/27	25	23,473

		891,772
Auto Parts — 0.1%
TPC Group, Inc., 8.75%, 12/15/20(a)	25	24,750

Banks — 2.9%
Barclays PLC, 4.34%, 05/16/24(d)	200	197,527
Capital One Financial Corp.:
2.40%, 10/30/20	85	82,908
3.45%, 04/30/21	26	25,940
3.20%, 01/30/23	50	48,501
3.30%, 10/30/24	100	94,982
CIT Group, Inc.:
3.88%, 02/19/19	18	17,548
6.13%, 03/09/28	50	51,375
HSBC Holdings PLC, 4.00%, 03/30/22	50	50,730
HSBC USA, Inc., 3.50%, 06/23/24	100	97,926
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23	100	104,937
Wells Fargo & Co., 2.10%, 07/26/21	100	96,088

		868,462
Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 01/12/24	25	24,846
Maple Escrow Subsidiary, Inc.(a):
4.06%, 05/25/23	50	50,122
4.42%, 05/25/25	40	40,199

		115,167
Biotechnology — 0.3%
Celgene Corp., 2.25%, 08/15/21	100	96,198

Building Materials — 0.2%
Eagle Materials, Inc., 4.50%, 08/01/26	50	50,232
Summit Materials LLC, 6.13%, 07/15/23	10	10,150

		60,382
Building Products — 0.2%
Louisiana-Pacific Corp., 4.88%, 09/15/24	25	24,563
Standard Industries, Inc., 5.38%, 11/15/24(a)	35	34,562

		59,125
Capital Markets — 2.2%
Brookfield Finance, Inc., 3.90%, 01/25/28	50	47,269
Goldman Sachs Group, Inc.:
5.25%, 07/27/21	50	52,547
3.75%, 05/22/25	75	73,122
3.27%, 09/29/25(d)	25	23,738
3.75%, 02/25/26	75	72,667
3.50%, 11/16/26	35	32,978
Jefferies Group LLC, 4.85%, 01/15/27	40	38,824
Morgan Stanley:
2.63%, 11/17/21	50	48,540
2.75%, 05/19/22	50	48,438
4.88%, 11/01/22	25	25,930
3.70%, 10/23/24	25	24,681
3.88%, 01/27/26	50	49,218
3.13%, 07/27/26	90	83,720
TD Ameritrade Holding Corp., 3.30%, 04/01/27	25	23,855

		645,527

Security	Par (000)	Value
Chemicals — 0.6%
Ashland, Inc., 4.75%, 08/15/22	$35	$35,209
Olin Corp., 5.13%, 09/15/27	50	48,625
PolyOne Corp., 5.25%, 03/15/23	35	35,613
Westlake Chemical Corp., 3.60%, 08/15/26	50	47,439

		166,886
Commercial Services & Supplies — 0.3%
Park Aerospace Holdings Ltd., 5.50%, 02/15/24(a)	85	83,920

Communications Equipment — 1.1%
CommScope Technologies LLC, 6.00%, 06/15/25(a)	50	51,062
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 07/01/22(a)	100	106,750
Juniper Networks, Inc., 3.30%, 06/15/20	50	49,941
Motorola Solutions, Inc., 4.00%, 09/01/24	54	52,364
Plantronics, Inc., 5.50%, 05/31/23(a)	50	50,025
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 05/15/25	30	30,563

		340,705
Construction & Engineering — 0.3%
AECOM, 5.13%, 03/15/27	50	47,125
HC2 Holdings, Inc., 11.00%, 12/01/19(a)	45	45,675

		92,800
Consumer Finance — 1.6%
Ally Financial, Inc., 5.13%, 09/30/24	25	25,437
American Express Co.:
2.50%, 08/01/22	50	47,947
3.40%, 02/27/23	50	49,420
Capital One Financial Corp., 2.50%, 05/12/20	35	34,504
MasterCard, Inc.:
2.95%, 11/21/26	80	76,418
3.50%, 02/26/28	30	29,748
Navient Corp.:
5.00%, 10/26/20	15	14,963
6.63%, 07/26/21	25	25,680
6.13%, 03/25/24	50	49,375
Springleaf Finance Corp., 7.13%, 03/15/26	10	9,950
Total System Services, Inc., 4.00%, 06/01/23	50	50,106
Visa, Inc.:
3.15%, 12/14/25	40	38,695
2.75%, 09/15/27	25	23,232

		475,475
Containers & Packaging — 0.2%
Ball Corp., 4.00%, 11/15/23	15	14,574
BWAY Holding Co., 5.50%, 04/15/24(a)	25	24,375
Clearwater Paper Corp., 5.38%, 02/01/25(a)	35	31,719

		70,668
Diversified Consumer Services — 0.6%
Garda World Security Corp., 8.75%, 05/15/25(a)	45	46,013
Graham Holdings Co., 5.75%, 06/01/26(a)	65	65,650
Service Corp. International, 4.63%, 12/15/27	50	47,230
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)	25	24,250

		183,143
Diversified Financial Services — 4.9%
Air Lease Corp.:
2.75%, 01/15/23	100	95,253
3.88%, 07/03/23	50	49,504
Aircastle Ltd., 5.13%, 03/15/21	35	35,744
Ares Capital Corp., 3.50%, 02/10/23	50	47,658
Bank of America Corp.:
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(e)	50	48,569
3.00%, 12/20/23(d)	53	51,385
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(e)	50	48,772
3.42%, 12/20/28(d)	54	50,850

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Diversified Financial Services (continued)
Citigroup, Inc.:
4.50%, 01/14/22	$50	$51,359
2.75%, 04/25/22	100	96,795
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(e)	100	96,428
4.04%, 06/01/24(d)	50	50,271
General Motors Financial Co., Inc.:
4.20%, 03/01/21	50	50,697
3.45%, 04/10/22	50	49,131
Intercontinental Exchange, Inc., 3.75%, 12/01/25	25	24,813
JPMorgan Chase & Co.:
2.97%, 01/15/23	100	97,396
3.88%, 09/10/24	25	24,768
3.13%, 01/23/25	50	47,815
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(e)	50	48,236
3.30%, 04/01/26	50	47,840
Mitsubishi UFJ Financial Group, Inc., 3.46%, 03/02/23	50	49,570
Morgan Stanley, 3.13%, 01/23/23	50	48,787
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 06/01/22	50	49,625
ORIX Corp., 2.90%, 07/18/22	25	24,322
Quicken Loans, Inc., 5.75%, 05/01/25(a)	15	14,682
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	23,063
Sumitomo Mitsui Financial Group, Inc., 3.10%, 01/17/23	100	97,709
WMG Acquisition Corp., 5.00%, 08/01/23(a)	25	24,875

		1,445,917
Diversified Telecommunication Services — 0.9%
AT&T, Inc., 3.20%, 03/01/22	40	39,252
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	25	24,774
CenturyLink, Inc., Series S, 6.45%, 06/15/21	50	51,408
Frontier Communications Corp., 11.00%, 09/15/25	10	7,997
Level 3 Financing, Inc., 5.25%, 03/15/26	50	47,555
Qwest Corp., 7.25%, 09/15/25	50	53,426
Verizon Communications, Inc., 3.38%, 02/15/25	53	50,736

		275,148
Electric Utilities — 1.3%
AES Corp., 4.00%, 03/15/21	100	99,500
Dominion Resources, Inc., Series B, 2.75%, 01/15/22	50	48,490
Duke Energy Corp., 3.05%, 08/15/22	50	49,197
Exelon Generation Co. LLC, 4.00%, 10/01/20	25	25,342
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(a)	50	48,125
PSEG Power LLC, 3.85%, 06/01/23	100	99,542
Talen Energy Supply LLC, 6.50%, 06/01/25	15	11,437

		381,633
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	50	51,000

Energy Equipment & Services — 0.7%
Calfrac Holdings LP, 8.50%, 06/15/26(a)	65	64,675
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.63%, 05/01/24(a)	50	52,125
Transocean, Inc.:
5.80%, 10/15/22	25	24,813
9.00%, 07/15/23(a)	50	53,812
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(a)	25	25,875

		221,300
Food & Staples Retailing — 0.9%
Dollar Tree, Inc., 3.70%, 05/15/23	60	59,461
Lamb Weston Holdings, Inc., 4.88%, 11/01/26(a)	100	97,250
Mondelez International, Inc., 3.63%, 05/07/23	100	99,660

		256,371

Security	Par (000)	Value
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24	$50	$48,500

Health Care Equipment & Supplies — 1.2%
Abbott Laboratories, 3.40%, 11/30/23	100	98,663
Becton Dickinson & Co., 2.89%, 06/06/22	30	29,017
Boston Scientific Corp.:
2.85%, 05/15/20	50	49,628
3.38%, 05/15/22	50	49,326
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(a)	50	50,610
Hill-Rom Holdings, Inc., 5.00%, 02/15/25(a)	50	48,500
Teleflex, Inc., 4.88%, 06/01/26	25	24,500

		350,244
Health Care Providers & Services — 2.0%
Anthem, Inc.:
2.95%, 12/01/22	25	24,280
4.10%, 03/01/28	35	34,238
Centene Corp., 5.63%, 02/15/21	30	30,634
Centene Escrow I Corp., 5.38%, 06/01/26(a)	30	30,394
HCA, Inc.:
3.75%, 03/15/19	35	35,131
5.00%, 03/15/24	50	50,000
5.25%, 06/15/26	150	148,980
Tenet Healthcare Corp., 6.00%, 10/01/20	100	102,750
UnitedHealth Group, Inc.:
3.50%, 06/15/23	100	100,120
3.10%, 03/15/26	50	47,717

		604,244
Hotels, Restaurants & Leisure — 2.6%
Boyd Gaming Corp., 6.00%, 08/15/26(a)	10	9,900
Burger King/New Red Finance, Inc., 4.63%, 01/15/22(a)	35	35,000
Darden Restaurants, Inc., 3.85%, 05/01/27	35	33,842
GLP Capital LP/GLP Financing II, Inc.:
4.88%, 11/01/20	35	35,394
5.25%, 06/01/25	65	65,000
Golden Nugget, Inc., 6.75%, 10/15/24(a)	50	50,009
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27	50	48,250
International Game Technology PLC, 6.50%, 02/15/25(a)	200	206,500
McDonald’s Corp., 3.38%, 05/26/25	50	49,133
MGM Resorts International, 7.75%, 03/15/22	100	108,500
Scientific Games International, Inc., 10.00%, 12/01/22	15	16,004
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26(a)(f)	10	10,100
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)	50	49,625
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.25%, 05/30/23(a)	50	47,500

		764,757
Household Durables — 0.9%
Lennar Corp., 5.88%, 11/15/24	100	103,489
MDC Holdings, Inc., 5.50%, 01/15/24	50	50,500
PulteGroup, Inc., 5.50%, 03/01/26	100	99,000
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 04/01/25(a)	25	24,875

		277,864
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp., 5.25%, 06/01/26(a)	35	32,966
NRG Energy, Inc., 6.63%, 01/15/27	100	102,750

		135,716
Insurance — 0.6%
Aflac, Inc., 4.00%, 02/15/22	50	51,024
Allstate Corp., 3.28%, 12/15/26	25	24,016

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Insurance (continued)
CNO Financial Group, Inc., 4.50%, 05/30/20	$10	$9,988
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(a)	15	14,625
Radian Group, Inc., 5.25%, 06/15/20	44	44,440
Trinity Acquisition PLC, 3.50%, 09/15/21	50	49,591

		193,684
Internet & Direct Marketing Retail — 0.1%
Expedia Group, Inc., 4.50%, 08/15/24	25	24,969

Internet Software & Services — 0.9%
Booking Holdings, Inc., 3.60%, 06/01/26	50	48,655
eBay, Inc., 2.75%, 01/30/23	50	48,170
Netflix, Inc., 5.88%, 11/15/28(a)	100	100,970
VeriSign, Inc.:
4.63%, 05/01/23	35	35,219
4.75%, 07/15/27	50	47,735

		280,749
IT Services — 0.3%
DXC Technology Co., 4.75%, 04/15/27	50	50,516
Verisk Analytics, Inc., 4.00%, 06/15/25	50	49,176

		99,692
Machinery — 0.0%
Mueller Water Products, Inc., 5.50%, 06/15/26(a)	5	5,038

Media — 2.8%
AMC Networks, Inc., 4.75%, 08/01/25	50	48,063
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 09/30/22	50	50,156
5.13%, 05/01/27(a)	100	93,562
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 07/23/20	50	49,937
CSC Holdings LLC, 5.25%, 06/01/24	50	47,250
DISH DBS Corp., 5.88%, 11/15/24	25	21,156
Hughes Satellite Systems Corp.:
5.25%, 08/01/26	35	32,813
6.63%, 08/01/26	55	50,875
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(a)	25	26,156
Sirius XM Radio, Inc.(a):
5.38%, 04/15/25	35	34,519
5.38%, 07/15/26	50	48,125
5.00%, 08/01/27	100	93,625
Time Warner Cable LLC, 4.00%, 09/01/21	20	20,000
Univision Communications, Inc., 5.13%, 02/15/25(a)	15	13,856
Virgin Media Secured Finance PLC, 5.25%, 01/15/21	200	203,000

		833,093
Metals & Mining — 1.2%
ArcelorMittal, 7.00%, 10/15/39	25	28,705
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)	25	25,690
Cleveland-Cliffs, Inc., 5.75%, 03/01/25	25	23,687
Commercial Metals Co., 5.75%, 04/15/26(a)	50	48,625
Freeport-McMoRan, Inc.:
3.55%, 03/01/22	50	47,500
3.88%, 03/15/23	50	47,250
Kinross Gold Corp., 5.95%, 03/15/24	50	51,250
Teck Resources Ltd., 6.25%, 07/15/41	25	24,875
United States Steel Corp., 6.25%, 03/15/26	30	29,588
Vale Overseas Ltd., 6.25%, 08/10/26	40	43,320

		370,490
Multi-Utilities — 0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.63%, 05/20/24	45	44,269
5.50%, 05/20/25	50	48,437

Security	Par (000)	Value
Multi-Utilities (continued)
National Fuel Gas Co., 3.95%, 09/15/27	$40	$37,976
NiSource, Inc., 3.65%, 06/15/23(a)	45	44,954

		175,636
Office Supplies & Equipment — 0.1%
VMware, Inc., 2.95%, 08/21/22	40	38,385

Oil, Gas & Consumable Fuels — 4.8%
Andeavor, 5.13%, 12/15/26	50	52,124
Antero Resources Corp., 5.13%, 12/01/22	50	50,125
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	150	156,000
Cheniere Energy Partners LP, 5.25%, 10/01/25(a)	50	48,773
Enable Midstream Partners LP, 4.95%, 05/15/28	30	29,164
Energy Transfer Equity LP, 4.25%, 03/15/23	45	43,425
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 05/15/26(a)	60	61,350
Kinder Morgan, Inc., 3.05%, 12/01/19	25	24,923
MPLX LP, 4.88%, 06/01/25	50	51,409
Murphy Oil Corp., 5.75%, 08/15/25	100	99,720
Newfield Exploration Co., 5.38%, 01/01/26	50	51,125
Oasis Petroleum, Inc., 6.25%, 05/01/26(a)	10	10,100
ONEOK, Inc.:
7.50%, 09/01/23	50	57,264
4.55%, 07/15/28(f)	50	50,439
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25	100	105,125
Phillips 66, 3.90%, 03/15/28	100	97,598
QEP Resources, Inc., 5.63%, 03/01/26	50	47,875
Rowan Cos., Inc., 7.38%, 06/15/25	50	48,375
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24	100	106,665
4.20%, 03/15/28	40	38,724
Southwestern Energy Co., 6.70%, 01/23/25	50	48,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 04/15/26(a)	35	35,263
Transocean Guardian, Ltd., 5.88%, 01/15/24(a)(f)	5	4,981
Whiting Petroleum Corp., 6.63%, 01/15/26(a)	50	51,500
Williams Partners LP, 4.30%, 03/04/24	50	50,179
WPX Energy, Inc., 5.75%, 06/01/26	10	9,972

		1,431,136
Personal Products — 0.2%
Avon International Operations, Inc., 7.88%, 08/15/22(a)	50	49,560

Pharmaceuticals — 1.1%
CVS Health Corp., 3.70%, 03/09/23	70	69,645
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19	50	49,214
Valeant Pharmaceuticals International, 8.50%, 01/31/27(a)	10	10,125
Valeant Pharmaceuticals International, Inc.(a):
6.13%, 04/15/25	100	92,125
5.50%, 11/01/25	100	98,550

		319,659
Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp., 3.50%, 01/31/23	25	24,592
Digital Realty Trust, Inc., 3.40%, 10/01/20	50	49,982
Iron Mountain, Inc., 4.88%, 09/15/27(a)	50	46,063
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27	50	47,750

		168,387
Real Estate Management & Development — 0.1%
Howard Hughes Corp., 5.38%, 03/15/25(a)	25	24,531

Road & Rail — 0.7%
Kenan Advantage Group, Inc., 7.88%, 07/31/23(a)	15	15,300
Union Pacific Corp., 3.95%, 09/10/28	40	40,191

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Road & Rail (continued)
United Rentals North America, Inc., 4.88%, 01/15/28	$150	$138,892

		194,383
Semiconductors & Semiconductor Equipment — 1.3%
Analog Devices, Inc., 2.50%, 12/05/21	25	24,223
Applied Materials, Inc., 3.30%, 04/01/27	30	29,117
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 01/15/20	75	74,023
3.00%, 01/15/22	75	72,949
3.63%, 01/15/24	40	38,720
Marvell Technology Group, Ltd., 4.20%, 06/22/23	35	34,995
NVIDIA Corp., 3.20%, 09/16/26	50	48,175
Sensata Technologies BV, 5.00%, 10/01/25(a)	50	50,375

		372,577
Software — 0.8%
BMC Software Finance, Inc., 8.13%, 07/15/21(a)	15	15,338
CA, Inc., 3.60%, 08/15/22	25	24,759
CDK Global, Inc.:
5.88%, 06/15/26	10	10,190
4.88%, 06/01/27	50	47,937
Citrix Systems, Inc., 4.50%, 12/01/27	50	48,455
Infor US, Inc., 6.50%, 05/15/22	30	30,037
MSCI, Inc., 5.38%, 05/15/27(a)	50	50,000

		226,716
Specialty Retail — 0.2%
Tapestry, Inc., 3.00%, 07/15/22	50	48,388

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc., 3.35%, 02/09/27	65	63,472
Seagate HDD Cayman, 4.25%, 03/01/22	40	39,459

		102,931
Tobacco — 0.8%
Alliance One International, Inc., 9.88%, 07/15/21	25	22,812
Altria Group, Inc.:
4.00%, 01/31/24	50	50,626
2.63%, 09/16/26	50	45,532
BAT Capital Corp., 2.76%, 08/15/22(a)	75	71,917
Philip Morris International, Inc., 3.25%, 11/10/24	25	24,310
Vector Group Ltd., 6.13%, 02/01/25(a)	35	33,819

		249,016
Wireless Telecommunication Services — 1.4%
American Tower Corp.:
3.30%, 02/15/21	50	49,946
3.55%, 07/15/27	80	74,405
Crown Castle International Corp.:
3.20%, 09/01/24	30	28,313
3.65%, 09/01/27	40	37,206
Equinix, Inc., 5.38%, 05/15/27	50	49,875
Frontier Communications Corp., 8.50%, 04/01/26(a)	25	24,125
Sprint Communications, Inc., 6.00%, 11/15/22	25	24,781
Sprint Corp., 7.88%, 09/15/23	25	25,922
T-Mobile USA, Inc.:
6.38%, 03/01/25	50	51,760
4.50%, 02/01/26	50	46,687
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, 04/15/23(a)	15	14,466

		427,486

Total Corporate Bonds — 51.6% (Cost — $15,578,016)		15,347,594

Security	Par (000)	Value
Foreign Agency Obligations — 0.1%
Uruguay Government International Bond, 4.98%, 04/20/55	$35	$33,950

Total Foreign Agency Obligations — 0.1% (Cost — $34,550)		33,950

Non-Agency Mortgage-Backed Securities — 0.5%

Collateralized Mortgage Obligations — 0.5%
STACR Trust, Series 2018-HRP1, Class M2, 3.74%, 04/25/43(a)(d)	160	160,892

Total Foreign Agency Obligations — 0.1% (Cost — $160,422)		160,892

U.S. Government Sponsored Agency Securities — 40.3%

Collateralized Mortgage Obligations — 10.1%
Fannie Mae Connecticut Avenue Securities:
Series 2018-C02, Class 2M1, 2.74%, 08/25/30(d)	123	122,723
Series 2018-C03, Class 1M1, 2.77%, 10/25/30(d)	59	59,153
Series 2017-C06, Class 1M1, 2.84%, 02/25/30(d)	39	39,412
Series 2017-C04, Class 2M1, (1 mo. LIBOR US + 0.85%), 2.94%, 11/25/29(b)	91	91,116
Series 2017-C01, Class 1M1, (1 mo. LIBOR US + 1.30%), 3.39%, 07/25/29(b)	69	69,806
Series 2016-C05, Class 2M1, (1 mo. LIBOR US + 1.35%), 3.44%, 01/25/29(b)	33	33,577
Series 2016-C04, Class 1M1, (1 mo. LIBOR US + 1.45%), 3.54%, 01/25/29(b)	82	82,505
Series 2016-C03, Class 2M1, (1 mo. LIBOR US + 2.20%), 4.29%, 10/25/28(b)	20	19,974
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 4.29%, 01/25/30(b)	140	143,413
Series 2018-C02, Class 2M2, 4.29%, 08/25/30(d)	125	124,545
Series 2017-C07, Class 1M2, 4.49%, 05/25/30(d)	100	102,055
Series 2017-C07, Class 2M2A, 4.59%, 05/25/30(d)	100	102,857
Series 2017-C07, Class 2M2, 4.59%, 05/25/30(d)	100	101,980
Series 2014-C02, Class 2M2, (1 mo. LIBOR US + 2.60%), 4.69%, 05/25/24(b)	127	134,225
Series 2017-C06, Class 1M2, 4.74%, 02/25/30(d)	100	102,926
Series 2017-C06, Class 2M2, 4.89%, 02/25/30(d)	100	104,101
Series 2014-C03, Class 2M2, (1 mo. LIBOR US + 2.90%), 4.99%, 07/25/24(b)	157	167,135
Series 2015-C02, Class 1M2, (1 mo. LIBOR US + 4.00%), 6.09%, 05/25/25(b)	72	79,026
Series 2015-C02, Class 2M2, (1 mo. LIBOR US + 4.00%), 6.09%, 05/25/25(b)	70	75,241
Series 2015-C01, Class 1M2, (1 mo. LIBOR US + 4.30%), 6.39%, 02/25/25(b)	70	76,583
Series 2014-C01, Class M2, (1 mo. LIBOR US + 4.40%), 6.49%, 01/25/24(b)	100	113,875
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 6.54%, 01/25/29(b)	150	167,068
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 4.90%), 6.99%, 11/25/24(b)	34	38,882
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 5.00%), 7.09%, 11/25/24(b)	90	100,836
Series 2015-C03, Class 1M2, (1 mo. LIBOR US + 5.00%), 7.09%, 07/25/25(b)	78	88,907
Series 2015-C04, Class 1M2, (1 mo. LIBOR US + 5.70%), 7.79%, 04/25/28(b)	86	100,500
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 4.59%, 03/25/30(d)	250	257,540
Series 2018-DNA1, Class B1, 5.24%, 07/25/30(d)	75	71,725

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2015-DN1, Class M3, (1 mo. LIBOR US + 4.15%), 6.24%, 01/25/25(b)	$219	$234,871

		3,006,557
Mortgage-Backed Securities(g) — 30.2%
Fannie Mae Mortgage-Backed Securities:
3.00%, 03/01/47 - 07/01/48	298	288,607
3.50%, 01/01/46 - 07/01/48	1,270	1,264,715
4.00%, 07/01/33 - 07/01/48	954	973,313
4.50%, 07/01/33 - 07/01/48	1,065	1,109,527
5.00%, 02/01/41 - 07/01/48	713	756,251
5.50%, 07/01/48	300	321,680
Freddie Mac Mortgage-Backed Securities:
3.00%, 08/01/46 - 07/01/48	111	107,502
3.50%, 07/01/33 - 07/01/48	704	705,107
4.00%, 07/01/33 - 07/01/48	463	472,073
4.50%, 05/01/42 - 07/01/48	454	472,546
5.00%, 07/01/48	137	144,801
Ginnie Mae Mortgage-Backed Securities:
3.00%, 08/20/46 - 07/01/48	273	267,265
3.50%, 04/20/46 - 07/01/48	757	759,862
4.00%, 11/20/46 - 07/01/48	549	562,772
4.50%, 07/01/48 - 07/20/48(f)	430	447,435
5.00%, 07/01/48	325	341,191

		8,994,647

Total U.S. Government Sponsored Agency Securities — 40.3% (Cost — $11,906,825)		12,001,204

Total Long-Term Investments — 120.6% (Cost — $35,937,463)		35,900,861

	Shares
Short-Term Securities — 4.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(h)(i)	1,200,234	1,200,234
Total Short-Term Securities — 4.0% (Cost — $1,200,234)		1,200,234

Total Investments Before TBA Sale Commitments — 124.6% (Cost — $37,137,697)		37,101,095

Security	Par (000)	Value
TBA Sale Commitments(g) — (3.6%)

Mortgage-Backed Securities — (3.6%)
Fannie Mae Mortgage-Backed Securities:
3.50%, 07/01/33	USD 165	$(166,972)
3.00%, 07/01/48	27	(26,155)
4.00%, 07/01/48	65	(66,268)
4.50%, 07/01/48	63	(65,599)
5.00%, 07/01/48	362	(383,471)
Freddie Mac Mortgage-Backed Securities:
3.50%, 07/01/33 - 07/01/48	122	(122,527)
4.50%, 07/01/33	25	(25,169)
3.00%, 07/01/48	51	(49,362)
Ginnie Mae Mortgage-Backed Securities :
3.00%, 07/01/48	53	(51,852)
3.50%, 07/01/48	27	(27,104)
4.50%, 07/01/48	80	(83,151)

Total TBA Sale Commitments — (3.6)% (Proceeds — $1,064,247)		(1,067,630)

Total Investments, Net of TBA Sale Commitments — 121.0% (Cost — $36,073,450)		36,033,465
Liabilities in Excess of Other Assets — (21.0)%		(6,258,175)

Net Assets — 100.0%		$29,775,290

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	When-issued security.
(g)	Represents or includes a TBA transaction.
(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,004,163	196,071	1,200,234	$1,200,234	$10,273	$—	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
9-Year Euro OAT	4	09/06/18	$722	$7,966
10-Year Australian Treasury Bond	6	09/17/18	574	8,296
10-Year U.S. Ultra Long Treasury Note	1	09/19/18	128	905

				17,167

Short Contracts:
Euro Bund Future	1	09/06/18	190	(2,453)
10-U.S. Ultra Treasury Bond	3	09/19/18	479	(2,365)
10-Year Canada Bond Future	10	09/19/18	1,040	(25,248)
10-Year U.S. Treasury Note	1	09/19/18	120	(330)
Long Gilt Future	1	09/26/18	162	(1,189)
2-Year U.S. Treasury Note	6	09/28/18	1,271	2,331
5-Year U.S. Treasury Note	8	09/28/18	909	861

				(28,393)

				$(11,226)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones Markit CDX North America High Yield Index, Series 30, Version 1	5.00%	Quarterly	06/20/23	B	USD	997	$58,805	$64,165	$(5,360)

(a)	Using S&P Global Rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
MXN 28D TIIE, 8.10%	Monthly	8.11%	Monthly	09/19/18	09/13/23	MXN	1,200	$598	$1	$597
MXN 28D TIIE, 8.10%	Monthly	8.29	Monthly	09/19/18	09/13/23	MXN	1,230	1,080	1	1,079
6-Month EURIBOR, (0.27)%	Semi-annual	0.48	Annual	09/19/18	09/19/23	EUR	60	580	1	579
0.49%	Annual	3-Month STIBOR, (0.35)%	Quarterly	09/19/18	09/19/23	SEK	570	(2)	1	(3)
6-Month WIBOR, 1.68%	Semi-annual	2.52	Annual	09/19/18	09/19/23	PLN	160	18	1	17
6-Month WIBOR, 1.68%	Semi-annual	2.57	Annual	09/19/18	09/19/23	PLN	190	142	1	141
6-Month WIBOR, 1.68%	Semi-annual	2.61%	Annual	09/19/18	09/19/23	PLN	430	534	2	532
2.63	Semi-annual	6-Month BBR, 2.22%	Semi-annual	09/19/18	09/19/23	AUD	100	(343)	1	(344)
2.66	Semi-annual	6-Month BBR, 2.22%	Semi-annual	09/19/18	09/19/23	AUD	100	(430)	1	(431)
2.68	Semi-annual	6-Month BBR, 2.22%	Semi-annual	09/19/18	09/19/23	AUD	150	(755)	2	(757)
2.69	Semi-annual	6-Month BBR, 2.22%	Semi-annual	09/19/18	09/19/23	AUD	140	(734)	2	(736)
2.72	Semi-annual	6-Month BBR, 2.22%	Semi-annual	09/19/18	09/19/23	AUD	150	(987)	2	(989)
6-Month WIBOR, 1.68%	Semi-annual	2.62	Annual	09/19/18	09/19/23	PLN	1,740	2,269	8	2,261
6-Month EURIBOR, (0.27)%	Semi-annual	0.64	Annual	09/19/18	09/19/23	EUR	30	560	45	515
6-Month GBP LIBOR, 0.79%	Semi-annual	1.50	Semi-annual	09/19/18	09/19/23	GBP	300	2,927	230	2,697
0.15	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	09/19/18	09/19/23	JPY	10,000	(139)	2	(141)
3-Month CAD BA, 1.70%	Semi-annual	2.54	Semi-annual	09/19/18	09/19/23	CAD	60	106	1	105

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.86%	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/19/18	09/19/23	USD	550	$1,317	$10	$1,307
7.30	Quarterly	3-Month JIBAR, 6.96%	Quarterly	09/19/18	09/19/23	ZAR	270	461	—	461
2.90	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/19/18	09/19/23	USD	100	49	2	47
3-Month HIBOR, 2.09%	Quarterly	2.69	Quarterly	09/19/18	09/19/23	HKD	190	(72)	—	(72)
3-Month CAD BA, 1.70%	Semi-annual	2.58	Semi-annual	09/19/18	09/19/23	CAD	180	573	2	571
2.86	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/19/18	09/19/23	USD	160	313	3	310
3-Month CAD BA, 1.70%	Semi-annual	2.66	Semi-annual	09/19/18	09/19/23	CAD	180	1,056	2	1,054
3.01	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/19/18	09/19/23	USD	80	(367)	1	(368)
3.05	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/19/18	09/19/23	USD	90	(581)	2	(583)
3-Month CAD BA, 1.70%	Semi-annual	2.77	Semi-annual	09/19/18	09/19/23	CAD	110	1,097	2	1,095
6-Month GBP LIBOR, 0.79%	Semi-annual	1.41	Semi-annual	09/19/18	09/19/23	GBP	50	188	10	178
2.99	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/19/18	09/19/23	USD	20	(75)	—	(75)
0.51	Annual	3-Month STIBOR, (0.35)%	Quarterly	09/19/18	09/19/23	SEK	210	(32)	(24)	(8)
6-Month GBP LIBOR, 0.79%	Semi-annual	1.35	Semi-annual	09/19/18	09/19/23	GBP	40	20	1	19
0.47	Annual	3-Month STIBOR, (0.35)%	Quarterly	09/19/18	09/19/23	SEK	400	21	(34)	55

								$9,392	$279	$9,113

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 1.68%	Quarterly	2.36	Quarterly	Bank of America N.A	09/19/18	09/19/23	KRW	311,730	$2,845	$—	$2,845
2.29	Semi-annual	6-Month SIBOR, (0.30)%	Semi-annual	Deutsche Bank AG	09/19/18	09/19/23	SGD	260	766	—	766
3-Month KRW CDC, 1.68%	Quarterly	2.34	Quarterly	Citibank N.A.	09/19/18	09/19/23	KRW	104,870	857	—	857
3-Month KRW CDC, 1.68%	Quarterly	2.37	Quarterly	Bank of America N.A	09/19/18	09/19/23	KRW	91,750	895	—	895

									$5,363	$—	$5,363

(a)	Forward swap

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Morgan Stanley & Co. International PLC	02/27/23	$99,815	$81,344	(b)	$185,921	4.1%
	Bank of America N.A.	02/17/23	242,696	(144,031	)(c)	100,686	41.9
	Morgan Stanley & Co. International PLC	02/27/23	195,997	77,078	(d)	278,265	6.1
	Bank of America N.A.	02/17/23	168,134	(100,302	)(e)	113,215	53.5

			$706,642	$(85,911)		$678,087

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

(a)	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 18 – 1,025 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Garban Intercapital Federal Funds Rate Open

(b)	Amount includes $(4,762) of net dividends and financing fees.
(c)	Amount includes $(2,021) of net dividends and financing fees.
(d)	Amount includes $(5,190) of net dividends and financing fees.
(e)	Amount includes $(45,383) of net dividends and financing fees.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of June 30, 2018 expiration dates 02/27/23:

Security	Shares	Value	% of Basket Value
Reference Entity — Long

Airlines
Delta Air Lines, Inc.	102	$5,053	2.7%

Auto Components
Lear Corp.	25	4,645	2.5

Automobiles
Ford Motor Co.	594	6,576	3.5
General Motors Co.	543	21,394	11.5

		27,970
Biotechnology
Celgene Corp.	34	2,700	1.5

Capital Markets
S&P Global, Inc.	14	2,854	1.5

Chemicals
Mosaic Co.	524	14,698	7.9

Commercial Services & Supplies
Waste Management, Inc.	85	6,914	3.7

Communications Equipment
Juniper Networks, Inc.	428	11,736	6.3

Diversified Consumer Services
H&R Block, Inc.	323	7,358	4.0

Electric Utilities
Entergy Corp.	176	14,219	7.6
FirstEnergy Corp.	535	19,212	10.3
PPL Corp.	1,228	35,059	18.9

		68,490
Electronic Equipment, Instruments & Components
Flex Ltd.	859	12,120	6.5

Energy Equipment & Services
Halliburton Co.	524	23,611	12.7

Equity Real Estate Investment Trusts (REITs)
Gaming and Leisure Properties, Inc.	92	3,294	1.8

Food & Staples Retailing
Walmart, Inc.	99	8,479	4.6

Food Products
Campbell Soup Co.	174	7,054	3.8
General Mills, Inc.	120	5,311	2.9
J.M. Smucker Co.	184	19,776	10.6
Kellogg Co.	79	5,520	3.0

		37,661
Health Care Providers & Services
Cardinal Health, Inc.	101	4,932	2.6
HCA Healthcare, Inc.	32	3,283	1.8
Humana, Inc.	23	6,845	3.7
Laboratory Corp. of America Holdings	79	14,183	7.6

		29,243
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	3	237	0.1
Starbucks Corp.	243	11,871	6.4

		12,108

Security	Shares	Value	% of Basket Value
Household Products
Colgate-Palmolive Co.	411	$26,637	14.3%
Kimberly-Clark Corp.	233	24,544	13.2
Procter & Gamble Co.	144	11,241	6.1

		62,422
Independent Power and Renewable Electricity Producers
AES Corp.	2,166	29,046	15.6

Industrial Conglomerates
3M Co.	70	13,770	7.4

Insurance
Assured Guaranty Ltd.	228	8,146	4.4
Hartford Financial Services Group, Inc.	160	8,181	4.4
Prudential Financial, Inc.	54	5,050	2.7

		21,377
IT Services
International Business Machines Corp.	126	17,602	9.5
Mastercard, Inc., Class A	428	84,111	45.2

		101,713
Machinery
Trinity Industries, Inc.	111	3,803	2.0

Media
AMC Networks, Inc., Class A	188	11,694	6.3
Viacom, Inc., Class B	213	6,424	3.5
Walt Disney Co.	105	11,005	5.9

		29,123
Metals & Mining
Barrick Gold Corp.	595	7,812	4.2
Goldcorp, Inc.	515	7,061	3.8
Kinross Gold Corp.	703	2,643	1.4
Newmont Mining Corp.	257	9,692	5.2
Nucor Corp.	74	4,625	2.5

		31,833
Oil, Gas & Consumable Fuels
Apache Corp.	110	5,143	2.8
Occidental Petroleum Corp.	322	26,945	14.5
Whiting Petroleum Corp.	664	35,006	18.8

		67,094
Pharmaceuticals
Bristol-Myers Squibb Co.	478	26,453	14.2

Road & Rail
Norfolk Southern Corp.	72	10,863	5.8
Union Pacific Corp.	19	2,692	1.5

		13,555
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	82	3,788	2.1
Intel Corp.	274	13,620	7.3

		17,408
Technology Hardware, Storage & Peripherals
HP, Inc.	147	3,335	1.8
Western Digital Corp.	221	17,108	9.2

		20,443

Total Reference Entity — Long		716,974

Reference Entity — Short

Auto Components
Aptiv PLC	(176)	(16,127)	(8.7)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

Security	Shares	Value	% of Basket Value
Energy Equipment & Services
Ensco PLC, Class A	(6,467)	$(46,950)	(25.2	) %

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(59)	(1,243)	(0.7)
Medical Properties Trust, Inc.	(507)	(7,118)	(3.8)
Omega Healthcare Investors, Inc.	(2,007)	(62,217)	(33.5)

		(70,578)
Food & Staples Retailing
CVS Health Corp.	(715)	(46,010)	(24.7)

Food Products
Archer-Daniels-Midland Co.	(64)	(2,933)	(1.6)

Health Care Equipment & Supplies
Hologic, Inc.	(10)	(397)	(0.2)

Health Care Providers & Services
MEDNAX, Inc.	(245)	(10,604)	(5.7)

Hotels, Restaurants & Leisure
Marriott International, Inc., Class A Class A	(24)	(3,038)	(1.6)

Household Durables
Lennar Corp.	(87)	(4,568)	(2.5)

Household Products
Spectrum Brands Holdings, Inc.	(443)	(36,158)	(19.4)

Insurance
Aon PLC	(93)	(12,757)	(6.9)

Internet Software & Services
Match Group, Inc.	(881)	(34,130)	(18.4)

Media
AMC Entertainment Holdings, Inc., Class A Class A	(837)	(13,308)	(7.2)
Comcast Corp., Class A	(1,140)	(37,404)	(20.1)
Live Nation Entertainment, Inc.	(27)	(1,311)	(0.7)

		(52,023)
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp.	(7,399)	(38,771)	(20.8)
Suncor Energy, Inc.	(36)	(1,464)	(0.8)
Weatherford International PLC	(11,307)	(37,200)	(20.0)

		(77,435)
Pharmaceuticals
Mylan NV	(130)	(4,698)	(2.5)

Road & Rail
Hertz Global Holdings, Inc.	(1,017)	(15,601)	(8.4)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(4,307)	(64,562)	(34.7)

Textiles, Apparel & Luxury Goods
Under Armour, Inc., Class A	(1,445)	(32,484)	(17.5)

Total Reference Entity — Short		(531,053)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$185,921

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of June 30, 2018 expiration dates 02/17/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Aerospace & Defense
Arconic, Inc.	1,280	$21,773	21.6%
Boeing Co.	46	15,434	15.3
Huntington Ingalls Industries, Inc.	160	34,686	34.5
Lockheed Martin Corp.	109	32,202	32.0

		104,095
Air Freight & Logistics
United Parcel Service, Inc., Class B	373	39,624	39.4

Airlines
Delta Air Lines, Inc.	1,046	51,819	51.5
Southwest Airlines Co.	796	40,500	40.2

		92,319
Auto Components
Lear Corp.	369	68,564	68.1

Automobiles
Ford Motor Co.	3,967	43,915	43.6
General Motors Co.	1,118	44,049	43.8

		87,964
Beverages
Molson Coors Brewing Co., Class B	221	15,037	14.9

Biotechnology
AbbVie, Inc.	695	64,392	64.0
Amgen, Inc.	77	14,213	14.1
Biogen, Inc.	282	81,848	81.3
Celgene Corp.	174	13,819	13.7
Gilead Sciences, Inc.	836	59,222	58.8

		233,494
Building Products
Masco Corp.	1,876	70,200	69.7
Owens Corning	1,003	63,560	63.2

		133,760
Capital Markets
MSCI, Inc.	209	34,575	34.3
S&P Global, Inc.	152	30,991	30.8

		65,566
Chemicals
Eastman Chemical Co.	611	61,075	60.7
LyondellBasell Industries NV, Class A	716	78,653	78.1
Mosaic Co.	1,139	31,949	31.7

		171,677
Commercial Services & Supplies
Republic Services, Inc.	1,235	84,425	83.8
Waste Management, Inc.	903	73,450	73.0

		157,875
Communications Equipment
Cisco Systems, Inc.	639	27,496	27.3
Juniper Networks, Inc.	1,185	32,493	32.3

		59,989
Consumer Finance
American Express Co.	694	68,012	67.5
Capital One Financial Corp.	631	57,989	57.6

		126,001

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Diversified Consumer Services
H&R Block, Inc.	2,754	$62,736	62.3%

Diversified Financial Services
Voya Financial, Inc.	1,177	55,319	54.9

Diversified Telecommunication Services
AT&T, Inc.	904	29,028	28.8
Verizon Communications, Inc.	1,717	86,382	85.8

		115,410
Electric Utilities
Entergy Corp.	847	68,429	67.9
FirstEnergy Corp.	1,247	44,780	44.5
PPL Corp.	983	28,065	27.9

		141,274
Electrical Equipment
Eaton Corp. PLC	217	16,219	16.1

Electronic Equipment, Instruments & Components
Flex Ltd.	1,493	21,066	20.9

Energy Equipment & Services
Halliburton Co.	1,226	55,243	54.8
Noble Corp. PLC	4,560	28,865	28.7
Schlumberger Ltd.	327	21,919	21.8
Transocean Ltd.	3,327	44,715	44.4

		150,742
Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	122	15,301	15.2
Gaming and Leisure Properties, Inc.	975	34,905	34.7
Kimco Realty Corp.	1,134	19,267	19.1
Lamar Advertising Co., Class A	938	64,075	63.7
VEREIT, Inc.	2,426	18,049	17.9

		151,597
Food & Staples Retailing
Kroger Co.	726	20,654	20.5
Sysco Corp.	1,251	85,431	84.8
Walmart, Inc.	846	72,460	72.0

		178,545
Food Products
Campbell Soup Co.	1,695	68,715	68.2
General Mills, Inc.	1,272	56,299	55.9
Hershey Co.	481	44,762	44.5
J.M. Smucker Co.	85	9,136	9.1
Kellogg Co.	123	8,594	8.5

		187,506
Health Care Equipment & Supplies
Abbott Laboratories	910	55,501	55.1
Baxter International, Inc.	205	15,137	15.1

		70,638
Health Care Providers & Services
Cardinal Health, Inc.	844	41,212	40.9
Cigna Corp.	87	14,786	14.7
HCA Healthcare, Inc.	773	79,310	78.8
Humana, Inc.	239	71,134	70.6
Laboratory Corp. of America Holdings	16	2,872	2.9
McKesson Corp.	102	13,607	13.5

		222,921
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	178	14,091	14.0
McDonald’s Corp.	509	79,755	79.2

	Shares	Value	% of Basket Value
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises Ltd.	415	$42,994	42.7%
Starbucks Corp.	132	6,448	6.4
Yum! Brands, Inc.	763	59,682	59.3

		202,970
Household Durables
Toll Brothers, Inc.	662	24,487	24.3

Household Products
Clorox Co.	644	87,101	86.5
Colgate-Palmolive Co.	861	55,802	55.4
Kimberly-Clark Corp.	515	54,250	53.9
Procter & Gamble Co.	856	66,819	66.4

		263,972
Independent Power and Renewable Electricity Producers
AES Corp.	4,175	55,987	55.6
NRG Energy, Inc.	2,603	79,912	79.4

		135,899
Industrial Conglomerates
3M Co.	271	53,311	52.9

Insurance
Assured Guaranty Ltd.	469	16,758	16.6
Hartford Financial Services Group, Inc.	1,431	73,167	72.7
Lincoln National Corp.	1,015	63,184	62.7
Prudential Financial, Inc.	636	59,472	59.1

		212,581
Internet Software & Services
eBay, Inc.	725	26,289	26.1
VeriSign, Inc.	155	21,300	21.2

		47,589
IT Services
International Business Machines Corp.	462	64,541	64.1

Machinery
Caterpillar, Inc.	417	56,574	56.2
Deere & Co.	213	29,778	29.6
Illinois Tool Works, Inc.	121	16,763	16.6
Trinity Industries, Inc.	319	10,929	10.9

		114,044
Media
AMC Networks, Inc., Class A	411	25,564	25.4
Viacom, Inc., Class B	2,617	78,929	78.4
Walt Disney Co.	466	48,841	48.5

		153,334
Metals & Mining
Barrick Gold Corp.	4,479	58,809	58.4
Goldcorp, Inc.	5,077	69,606	69.1
Kinross Gold Corp.	11,543	43,402	43.1
Newmont Mining Corp.	1,792	67,576	67.1
Nucor Corp.	1,189	74,312	73.8
Steel Dynamics, Inc.	1,116	51,280	50.9
Teck Resources Ltd., Class B	2,866	72,940	72.5

		437,925
Multiline Retail
Kohl’s Corp.	1,098	80,044	79.5
Macy’s, Inc.	2,148	80,400	79.9
Nordstrom, Inc.	1,002	51,883	51.5
Target Corp.	1,073	81,677	81.1

		294,004

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Oil, Gas & Consumable Fuels
Apache Corp.	1,760	$82,280	81.7%
Chevron Corp.	624	78,892	78.4
EOG Resources, Inc.	121	15,056	15.0
Exxon Mobil Corp.	693	57,332	56.9
Kinder Morgan, Inc.	2,866	50,642	50.3
Murphy Oil Corp.	2,476	83,615	83.0
Occidental Petroleum Corp.	659	55,145	54.8
Williams Cos., Inc.	2,575	69,808	69.3

		492,770
Pharmaceuticals
Bristol-Myers Squibb Co.	1,090	60,321	59.9
Merck & Co., Inc.	719	43,643	43.4

		103,964
Road & Rail
CSX Corp.	494	31,507	31.3
Norfolk Southern Corp.	480	72,418	71.9
Union Pacific Corp.	515	72,965	72.5

		176,890
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	1,549	71,548	71.0
Intel Corp.	1,250	62,137	61.7
KLA-Tencor Corp.	803	82,332	81.8

		216,017
Software
Microsoft Corp.	806	79,480	78.9

Specialty Retail
AutoZone, Inc.	106	71,119	70.7
L Brands, Inc.	424	15,637	15.5
Signet Jewelers Ltd.	1,454	81,060	80.5

		167,816
Technology Hardware, Storage & Peripherals
HP, Inc.	3,228	73,243	72.7
NetApp, Inc.	569	44,684	44.4
Seagate Technology PLC	1,457	82,277	81.7
Western Digital Corp.	793	61,386	61.0

		261,590
Tobacco
Philip Morris International, Inc.	338	27,290	27.1

Trading Companies & Distributors
United Rentals, Inc.	310	45,762	45.5

Total Reference Entity — Long		6,306,174

Reference Entity — Short

Aerospace & Defense
Honeywell International, Inc.	(291)	(41,919)	(41.6)
L3 Technologies, Inc.	(234)	(45,003)	(44.7)
Raytheon Co.	(71)	(13,716)	(13.6)
TransDigm Group, Inc.	(244)	(84,214)	(83.7)
Triumph Group, Inc.	(1,394)	(27,322)	(27.1)
United Technologies Corp.	(679)	(84,895)	(84.3)

		(297,069)
Air Freight & Logistics
FedEx Corp.	(223)	(50,634)	(50.3)

Airlines
United Continental Holdings, Inc.	(307)	(21,407)	(21.3)

	Shares	Value	% of Basket Value
Automobiles
Tesla Motors, Inc.	(243)	$(83,337)	(82.8	) %

Beverages
Coca-Cola Co.	(1,267)	(55,571)	(55.2)
Constellation Brands, Inc.	(336)	(73,540)	(73.0)

		(129,111)
Chemicals
Ashland Global Holdings, Inc.	(204)	(15,949)	(15.8)
Methanex Corp.	(483)	(34,148)	(33.9)
PolyOne Corp.	(720)	(31,119)	(30.9)
PPG Industries, Inc.	(596)	(61,823)	(61.4)
Sherwin-Williams Co.	(211)	(85,997)	(85.4)
Westlake Chemical Corp.	(168)	(18,082)	(18.0)

		(247,118)
Construction Materials
Vulcan Materials Co.	(651)	(84,018)	(83.4)

Containers & Packaging
Ball Corp.	(1,759)	(62,533)	(62.1)
Crown Holdings, Inc.	(1,178)	(52,727)	(52.4)

		(115,260)
Diversified Financial Services
CBOE Holdings, Inc.	(762)	(79,301)	(78.8)

Electric Utilities
NextEra Energy, Inc.	(439)	(73,326)	(72.8)

Electronic Equipment, Instruments & Components
Avnet, Inc.	(1,048)	(44,949)	(44.6)

Energy Equipment & Services
Baker Hughes a GE Co.	(683)	(22,559)	(22.4)
Ensco PLC, Class A	(3,616)	(26,252)	(26.1)
National Oilwell Varco, Inc.	(424)	(18,402)	(18.3)

		(67,213)
Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	(587)	(84,628)	(84.0)
Crown Castle International Corp.	(787)	(84,854)	(84.3)
Digital Realty Trust, Inc.	(771)	(86,028)	(85.5)
Equity Residential	(728)	(46,366)	(46.0)
Host Hotels & Resorts, Inc.	(1,112)	(23,430)	(23.3)
Medical Properties Trust, Inc.	(5,213)	(73,191)	(72.7)
Omega Healthcare Investors, Inc.	(701)	(21,731)	(21.6)
SBA Communications Corp.	(85)	(14,035)	(13.9)

		(434,263)
Food & Staples Retailing
Walgreens Boots Alliance, Inc.	(405)	(24,306)	(24.1)

Food Products
Archer-Daniels-Midland Co.	(1,658)	(75,986)	(75.4)
Bunge, Ltd.	(495)	(34,506)	(34.3)
Kraft Heinz Co.	(1,361)	(85,498)	(84.9)
Post Holdings, Inc.	(989)	(85,074)	(84.5)

		(281,064)
Health Care Equipment & Supplies
Becton Dickinson & Co.	(361)	(86,481)	(85.9)
Boston Scientific Corp.	(2,507)	(81,979)	(81.4)
Hologic, Inc.	(2,088)	(82,998)	(82.4)
Stryker Corp.	(180)	(30,395)	(30.2)
Teleflex, Inc.	(284)	(76,171)	(75.7)
Zimmer Biomet Holdings, Inc.	(611)	(68,090)	(67.6)

		(426,114)

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Health Care Providers & Services
AmerisourceBergen Corp.	(478)	$(40,759)	(40.5	) %
Centene Corp.	(110)	(13,553)	(13.5)
MEDNAX, Inc.	(1,139)	(49,296)	(48.9)

		(103,608)
Hotels, Restaurants & Leisure
Marriott International, Inc., Class A Class A	(558)	(70,643)	(70.2)
MGM Resorts International	(1,514)	(43,951)	(43.6)

		(114,594)
Household Durables
KB Home	(588)	(16,017)	(15.9)
Lennar Corp.	(1,403)	(73,658)	(73.2)
Newell Rubbermaid, Inc.	(3,030)	(78,144)	(77.6)
Tempur Sealy International, Inc.	(885)	(42,524)	(42.2)

		(210,343)
Industrial Conglomerates
General Electric Co.	(3,063)	(41,687)	(41.4)
Roper Industries, Inc.	(49)	(13,520)	(13.4)

		(55,207)
Insurance
Aon PLC	(38)	(5,212)	(5.2)
Brighthouse Financial, Inc.	(1,693)	(67,839)	(67.4)
Loews Corp.	(391)	(18,878)	(18.7)
Marsh & McLennan Cos., Inc.	(1,002)	(82,134)	(81.6)
MetLife, Inc.	(319)	(13,908)	(13.8)
Willis Towers Watson PLC	(510)	(77,316)	(76.8)

		(265,287)
Internet & Direct Marketing Retail
Amazon.com, Inc.	(32)	(54,394)	(54.0)
Booking Holdings, Inc.	(13)	(26,352)	(26.2)
Expedia, Inc.	(689)	(82,811)	(82.2)
Netflix, Inc.	(107)	(41,883)	(41.6)

		(205,440)
Internet Software & Services
Equinix, Inc.	(203)	(87,268)	(86.7)
Match Group, Inc.	(1,115)	(43,195)	(42.9)

		(130,463)
IT Services
Fidelity National Information Services, Inc.	(657)	(69,662)	(69.2)
Gartner, Inc.	(613)	(81,468)	(80.9)
Total System Services, Inc.	(176)	(14,875)	(14.8)

		(166,005)
Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	(100)	(20,714)	(20.6)

Machinery
Stanley Black & Decker, Inc.	(120)	(15,937)	(15.8)

Media
AMC Entertainment Holdings, Inc., Class A Class A	(1,373)	(21,831)	(21.7)
CBS Corp., Class B	(267)	(15,011)	(14.9)
Comcast Corp., Class A	(1,430)	(46,918)	(46.6)
DISH Network Corp.	(2,448)	(82,277)	(81.7)
Live Nation Entertainment, Inc.	(1,738)	(84,415)	(83.8)

		(250,452)
Metals & Mining
Freeport-McMoRan, Inc.	(882)	(15,223)	(15.1)
Southern Copper Corp.	(1,494)	(70,024)	(69.6)

		(85,247)

	Shares	Value	% of Basket Value
Multi-Utilities
DTE Energy Co.	(143)	$(14,819)	(14.7	) %
PG&E Corp.	(1,640)	(69,798)	(69.3)
Public Service Enterprise Group, Inc.	(1,586)	(85,866)	(85.3)
Sempra Energy	(689)	(80,000)	(79.5)

		(250,483)
Multiline Retail
Dollar General Corp.	(145)	(14,297)	(14.2)
Dollar Tree, Inc.	(940)	(79,900)	(79.4)

		(94,197)
Oil, Gas & Consumable Fuels
Canadian Natural Resources, Ltd.	(842)	(30,371)	(30.2)
Chesapeake Energy Corp.	(5,426)	(28,432)	(28.2)
Cimarex Energy Co.	(173)	(17,601)	(17.5)
Concho Resources, Inc.	(626)	(86,607)	(86.0)
ConocoPhillips	(1,213)	(84,449)	(83.9)
Continental Resources, Inc.	(239)	(15,478)	(15.4)
Diamondback Energy, Inc.	(653)	(85,915)	(85.3)
Enbridge, Inc.	(2,638)	(94,150)	(93.5)
EQT Corp.	(535)	(29,521)	(29.3)
Hess Corp.	(1,312)	(87,760)	(87.1)
HollyFrontier Corp.	(307)	(21,008)	(20.9)
Parsley Energy, Inc., Class A	(2,707)	(81,968)	(81.4)
Pioneer Natural Resources Co.	(75)	(14,193)	(14.1)
Southwestern Energy Co.	(2,788)	(14,776)	(14.7)
Suncor Energy, Inc.	(514)	(20,910)	(20.8)
Valero Energy Corp.	(136)	(15,073)	(15.0)
Weatherford International PLC	(8,234)	(27,090)	(26.9)

		(755,302)
Pharmaceuticals
Endo International PLC	(3,348)	(31,572)	(31.3)
Mylan NV	(1,270)	(45,898)	(45.6)
Perrigo Co. PLC	(617)	(44,985)	(44.7)

		(122,455)
Professional Services
Equifax, Inc.	(111)	(13,887)	(13.8)
Verisk Analytics, Inc., Class A	(729)	(78,470)	(77.9)

		(92,357)
Real Estate Management & Development
CBRE Group, Inc.	(1,271)	(60,678)	(60.3)

Road & Rail
Avis Budget Group, Inc.	(489)	(15,892)	(15.8)
Hertz Global Holdings, Inc.	(3,690)	(56,605)	(56.2)

		(72,497)
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(723)	(10,838)	(10.8)
Analog Devices, Inc.	(739)	(70,885)	(70.4)
NVIDIA Corp.	(338)	(80,072)	(79.5)
QUALCOMM, Inc.	(425)	(23,851)	(23.7)

		(185,646)
Software
Activision Blizzard, Inc.	(1,098)	(83,800)	(83.2)
Autodesk, Inc.	(633)	(82,980)	(82.4)
Citrix Systems, Inc.	(569)	(59,654)	(59.2)
Oracle Corp.	(737)	(32,472)	(32.3)
Symantec Corp.	(763)	(15,756)	(15.7)

		(274,662)
Specialty Retail
Advance Auto Parts, Inc.	(480)	(65,136)	(64.7)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Specialty Retail (continued)
O’Reilly Automotive, Inc.	(139)	$(38,026)	(37.8	) %

		(103,162)
Textiles, Apparel & Luxury Goods
Tapestry, Inc.	(713)	(33,304)	(33.1)
Under Armour, Inc., Class A	(1,168)	(26,257)	(26.1)

		(59,561)
Tobacco
Altria Group, Inc.	(928)	(52,701)	(52.3)

Total Reference Entity — Short		(6,205,488)

Net Value of Reference Entity — Bank of America N.A.		$100,686

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of June 30, 2018 expiration dates 02/27/23:

	Shares	Value	% of Basket Value
Reference Entity — Long
Aerospace & Defense
General Dynamics Corp.	495	$92,273	33.2%
Raytheon Co.	255	49,261	17.7

		141,534
Commercial Services & Supplies
Republic Services, Inc.	360	24,609	8.8
Waste Management, Inc.	361	29,364	10.6

		53,973
Consumer Finance
American Express Co.	354	34,692	12.5

Diversified Telecommunication Services
Verizon Communications, Inc.	499	25,105	9.0

Electric Utilities
FirstEnergy Corp.	886	31,816	11.4

Energy Equipment & Services
Halliburton Co.	155	6,984	2.5

Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	34	4,264	1.5
Host Hotels & Resorts, Inc.	1,427	30,067	10.8

		34,331
Food & Staples Retailing
Walmart, Inc.	466	39,913	14.4

Food Products
Hershey Co.	31	2,885	1.0

Hotels, Restaurants & Leisure
Marriott International, Inc., Class A	44	5,570	2.0

Household Durables
Toll Brothers, Inc.	520	19,235	6.9

Household Products
Colgate-Palmolive Co.	945	61,245	22.0
Procter & Gamble Co.	97	7,572	2.7

		68,817

	Shares	Value	% of Basket Value
Independent Power and Renewable Electricity Producers
AES Corp.	6,652	$89,203	32.1%

Insurance
Allstate Corp.	31	2,829	1.0
Loews Corp.	509	24,575	8.9
Marsh & McLennan Cos., Inc.	1,150	94,265	33.9
Unum Group	92	3,403	1.2

		125,072
Media
Viacom, Inc., Class B	324	9,772	3.5

Metals & Mining
Barrick Gold Corp.	2,421	31,788	11.4
Newmont Mining Corp.	816	30,771	11.1

		62,559
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	463	33,915	12.2
Devon Energy Corp.	1,188	52,224	18.7
Marathon Oil Corp.	825	17,210	6.2

		103,349
Paper & Forest Products
Louisiana-Pacific Corp.	127	3,457	1.2

Road & Rail
Canadian National Railway Co.	39	3,188	1.2
Norfolk Southern Corp.	35	5,281	1.9
Union Pacific Corp.	158	22,385	8.0

		30,854
Specialty Retail
Best Buy Co., Inc.	217	16,184	5.8
Home Depot, Inc.	458	89,356	32.1

		105,540
Tobacco
Philip Morris International, Inc.	201	16,229	5.8

Trading Companies & Distributors
HD Supply Holdings, Inc.	1,113	47,737	17.2

Total Reference Entity — Long		1,058,627

Reference Entity — Short

Chemicals
Sherwin-Williams Co.	(252)	(102,707)	(36.9)

Electric Utilities
Southern Co.	(2,128)	(98,548)	(35.4)

Food Products
Archer-Daniels-Midland Co.	(1,724)	(79,011)	(28.4)

Household Durables
Mohawk Industries, Inc.	(196)	(41,997)	(15.1)

Internet & Direct Marketing Retail
Expedia, Inc.	(264)	(31,730)	(11.4)

IT Services
Western Union Co.	(4,709)	(95,734)	(34.4)

Machinery
Stanley Black & Decker, Inc.	(697)	(92,568)	(33.3)

Media
Comcast Corp., Class A	(2,322)	(76,185)	(27.4)

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Multi-Utilities
Dominion Resources, Inc.	(1,454)	$(99,134)	(35.6	) %

Pharmaceuticals
Valeant Pharmaceuticals International, Inc.	(2,700)	(62,748)	(22.5)

Total Reference Entity — Short		(780,362)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$278,265

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of June 30, 2018 expiration dates 02/17/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Aerospace & Defense
Arconic, Inc.	5,418	$92,160	81.4%
Lockheed Martin Corp.	311	91,879	81.2
Raytheon Co.	218	42,113	37.2

		226,152
Airlines
JetBlue Airways Corp.	1,553	29,476	26.0
Southwest Airlines Co.	1,810	92,093	81.4

		121,569
Auto Components
Goodyear Tire & Rubber Co.	3,947	91,926	81.2

Automobiles
Ford Motor Co.	5,020	55,571	49.1

Beverages
Molson Coors Brewing Co., Class B	1,466	99,746	88.1
PepsiCo, Inc.	925	100,705	89.0

		200,451
Chemicals
Air Products & Chemicals, Inc.	596	92,815	82.0
Eastman Chemical Co.	911	91,064	80.4

		183,879
Commercial Services & Supplies
Republic Services, Inc.	1,118	76,427	67.5
Waste Management, Inc.	818	66,536	58.8

		142,963
Communications Equipment
Cisco Systems, Inc.	2,162	93,031	82.2

Consumer Finance
American Express Co.	659	64,582	57.1
Navient Corp.	6,859	89,373	78.9

		153,955
Containers & Packaging
Packaging Corp. of America	833	93,121	82.3
WestRock Co.	1,593	90,833	80.2

		183,954
Diversified Telecommunication Services
CenturyLink, Inc.	—	—	0.0
Verizon Communications, Inc.	1,474	74,157	65.5

		74,157

	Shares	Value	% of Basket Value
Electric Utilities
American Electric Power Co., Inc.	505	$34,971	30.9%
Duke Energy Corp.	357	28,232	24.9
Entergy Corp.	965	77,962	68.9
Exelon Corp.	1,261	53,719	47.5
FirstEnergy Corp.	962	34,545	30.5

		229,429
Electronic Equipment, Instruments & Components
Corning, Inc.	1,964	54,030	47.7

Energy Equipment & Services
Halliburton Co.	1,868	84,172	74.4
Nabors Industries Ltd.	10,269	65,825	58.1
Weatherford International PLC	12,987	42,727	37.7

		192,724
Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	763	95,696	84.5
Host Hotels & Resorts, Inc.	2,308	48,630	42.9
Welltower, Inc.	857	53,725	47.5
Weyerhaeuser Co.	2,564	93,483	82.6

		291,534
Food & Staples Retailing
Costco Wholesale Corp.	480	100,310	88.6
Kroger Co.	3,464	98,551	87.0
Walmart, Inc.	646	55,330	48.9

		254,191
Food Products
Campbell Soup Co.	517	20,959	18.5
Conagra Brands, Inc.	1,470	52,523	46.4
Hershey Co.	978	91,013	80.4

		164,495
Health Care Equipment & Supplies
Abbott Laboratories	254	15,491	13.7

Health Care Providers & Services
Anthem, Inc.	77	18,328	16.2
Cigna Corp.	558	94,832	83.8
Humana, Inc.	336	100,004	88.3
Quest Diagnostics, Inc.	888	97,627	86.2

		310,791
Hotels, Restaurants & Leisure
Carnival Corp.	300	17,193	15.2
Darden Restaurants, Inc.	930	99,566	88.0
Marriott International, Inc., Class A	679	85,961	75.9
McDonald’s Corp.	594	93,074	82.2
Yum! Brands, Inc.	1,165	91,126	80.5

		386,920
Household Durables
Toll Brothers, Inc.	2,040	75,460	66.6
Whirlpool Corp.	476	69,605	61.5

		145,065
Household Products
Clorox Co.	499	67,490	59.6
Colgate-Palmolive Co.	533	34,544	30.5
Kimberly-Clark Corp.	933	98,282	86.8
Procter & Gamble Co.	1,191	92,969	82.2

		293,285
Independent Power and Renewable Electricity Producers
AES Corp.	714	9,575	8.4
NRG Energy, Inc.	2,617	80,342	71.0

		89,917

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Industrial Conglomerates
3M Co.	464	$91,278	80.6%

Insurance
Allstate Corp.	1,005	91,726	81.0
American International Group, Inc.	947	50,210	44.3
Aon PLC	683	93,687	82.8
Hartford Financial Services Group, Inc.	1,797	91,881	81.2
Lincoln National Corp.	536	33,366	29.5
Loews Corp.	1,415	68,316	60.3
Prudential Financial, Inc.	540	50,495	44.6
Travelers Cos., Inc.	744	91,021	80.4
Unum Group	2,454	90,774	80.2

		661,476
IT Services
International Business Machines Corp.	679	94,856	83.8

Media
CBS Corp., Class B	1,710	96,136	84.9
Omnicom Group, Inc.	733	55,906	49.4
TEGNA, Inc.	8,390	91,031	80.4
Viacom, Inc., Class B	3,101	93,526	82.6
Walt Disney Co.	817	85,630	75.6

		422,229
Metals & Mining
Barrick Gold Corp.	4,806	63,103	55.7
Freeport-McMoRan, Inc.	5,469	94,395	83.4
Newmont Mining Corp.	1,643	61,957	54.7
Teck Resources Ltd., Class B	3,767	95,870	84.7

		315,325
Multi-Utilities
CenterPoint Energy, Inc.	2,945	81,606	72.1

Multiline Retail
Kohl’s Corp.	1,273	92,802	82.0
Macy’s, Inc.	1,861	69,657	61.5
Target Corp.	1,312	99,869	88.2

		262,328
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	880	64,460	56.9
Apache Corp.	2,231	104,299	92.1
Chesapeake Energy Corp.	18,549	97,197	85.9
Devon Energy Corp.	1,161	51,038	45.1
Marathon Oil Corp.	3,821	79,706	70.4
Murphy Oil Corp.	2,855	96,413	85.2
Occidental Petroleum Corp.	971	81,253	71.8
Pioneer Natural Resources Co.	507	95,945	84.7
Valero Energy Corp.	831	92,100	81.3
Williams Cos., Inc.	2,158	58,503	51.7

		820,914
Paper & Forest Products
Louisiana-Pacific Corp.	3,346	91,078	80.4

Pharmaceuticals
Bristol-Myers Squibb Co.	1,808	100,055	88.4
Johnson & Johnson	781	94,766	83.7
Pfizer, Inc.	531	19,265	17.0

		214,086
Road & Rail
Canadian National Railway Co.	1,157	94,585	83.5
CSX Corp.	574	36,610	32.3
Norfolk Southern Corp.	541	81,620	72.1

	Shares	Value	% of Basket Value
Road & Rail (continued)
Union Pacific Corp.	512	$72,540	64.1%

		285,355
Semiconductors & Semiconductor Equipment
Intel Corp.	1,873	93,107	82.2

Software
Oracle Corp.	2,078	91,557	80.9

Specialty Retail
AutoZone, Inc.	144	96,614	85.3
Best Buy Co., Inc.	110	8,204	7.3
Home Depot, Inc.	49	9,560	8.4
Lowe’s Cos., Inc.	302	28,862	25.5
TJX Cos., Inc.	345	32,837	29.0

		176,077
Technology Hardware, Storage & Peripherals
HP, Inc.	4,201	95,321	84.2

Tobacco
Philip Morris International, Inc.	1,013	81,790	72.2

Trading Companies & Distributors
HD Supply Holdings, Inc.	1,193	51,168	45.2
United Rentals, Inc.	287	42,367	37.4

		93,535
Wireless Telecommunication Services
Rogers Communications, Inc., Class B	1,186	56,287	49.7

Total Reference Entity — Long		7,983,685

Reference Entity — Short

Aerospace & Defense
Boeing Co.	(109)	(36,571)	(32.3)
Honeywell International, Inc.	(645)	(92,912)	(82.1)
Textron, Inc.	(1,478)	(97,415)	(86.0)
United Technologies Corp.	(775)	(96,898)	(85.6)

		(323,796)
Air Freight & Logistics
FedEx Corp.	(373)	(84,693)	(74.8)
United Parcel Service, Inc., Class B Class B	(198)	(21,034)	(18.6)

		(105,727)
Auto Components
BorgWarner, Inc.	(653)	(28,184)	(24.9)
Johnson Controls International PLC	(2,596)	(86,836)	(76.7)

		(115,020)
Beverages
Coca-Cola Co.	(2,009)	(88,115)	(77.8)
Constellation Brands, Inc.	(441)	(96,521)	(85.3)

		(184,636)
Chemicals
Olin Corp.	(2,636)	(75,706)	(66.9)
PPG Industries, Inc.	(927)	(96,158)	(84.9)
RPM International, Inc.	(1,710)	(99,727)	(88.1)

		(271,591)
Communications Equipment
Motorola Solutions, Inc.	(803)	(93,445)	(82.5)

Consumer Finance
Ally Financial, Inc.	(3,619)	(95,071)	(84.0)
Capital One Financial Corp.	(477)	(43,837)	(38.7)

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Consumer Finance (continued)
OneMain Holdings, Inc.	(794)	$(26,432)	(23.3)%

		(165,340)
Containers & Packaging
International Paper Co.	(1,684)	(87,703)	(77.5)
Sealed Air Corp.	(2,244)	(95,258)	(84.1)

		(182,961)
Diversified Financial Services
Berkshire Hathaway, Inc., Class B	(503)	(93,885)	(82.9)

Diversified Telecommunication Services
AT&T, Inc.	(2,711)	(87,050)	(76.9)

Electrical Equipment
Eaton Corp. PLC	(604)	(45,143)	(39.9)

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	(1,233)	(92,820)	(82.0)
Avnet, Inc.	(2,373)	(101,778)	(89.9)

		(194,598)
Energy Equipment & Services
Transocean Ltd.	(7,595)	(102,077)	(90.2)

Equity Real Estate Investment Trusts (REITs)
Avalonbay Communities, Inc.	(601)	(103,306)	(91.2)
DDR Corp.	(4,842)	(86,672)	(76.6)
HCP, Inc.	(3,635)	(93,855)	(82.9)
Kimco Realty Corp.	(3,109)	(52,822)	(46.7)
Simon Property Group, Inc.	(583)	(99,221)	(87.6)
Uniti Group, Inc.	(4,064)	(81,402)	(71.9)

		(517,278)
Food Products
Archer-Daniels-Midland Co.	(469)	(21,494)	(19.0)
General Mills, Inc.	(1,421)	(62,893)	(55.6)
Kellogg Co.	(1,481)	(103,478)	(91.4)
Kraft Heinz Co.	(1,576)	(99,004)	(87.4)
Mondelez International, Inc.	(2,344)	(96,104)	(84.9)
Tyson Foods, Inc., Class A Class A	(1,381)	(95,082)	(84.0)

		(478,055)
Gas Utilities
ONEOK, Inc.	(1,417)	(98,949)	(87.4)

Health Care Equipment & Supplies
Baxter International, Inc.	(397)	(29,314)	(25.9)
Boston Scientific Corp.	(2,791)	(91,266)	(80.6)

		(120,580)
Health Care Providers & Services
AmerisourceBergen Corp.	(1,064)	(90,727)	(80.1)
Cardinal Health, Inc.	(904)	(44,142)	(39.0)
McKesson Corp.	(637)	(84,976)	(75.1)
UnitedHealth Group, Inc.	(190)	(46,615)	(41.2)
Universal Health Services, Inc.	(222)	(24,740)	(21.8)

		(291,200)
Hotels, Restaurants & Leisure
Boyd Gaming Corp.	(2,450)	(84,917)	(75.0)
MGM Resorts International	(2,980)	(86,509)	(76.4)
Royal Caribbean Cruises Ltd.	(895)	(92,722)	(81.9)

		(264,148)
Household Durables
Beazer Homes USA, Inc.	(1,133)	(16,712)	(14.8)
DR Horton, Inc.	(1,905)	(78,105)	(69.0)
Lennar Corp.	(1,893)	(99,382)	(87.8)

	Shares	Value	% of Basket Value
Household Durables (continued)
MDC Holdings, Inc.	(3,118)	$(95,941)	(84.7	) %
Mohawk Industries, Inc.	(248)	(53,139)	(46.9)
Newell Rubbermaid, Inc.	(3,769)	(97,203)	(85.9)
PulteGroup, Inc.	(2,828)	(81,305)	(71.8)

		(521,787)
Industrial Conglomerates
Danaher Corp.	(748)	(73,812)	(65.2)
General Electric Co.	(2,126)	(28,935)	(25.6)

		(102,747)
Insurance
MetLife, Inc.	(2,096)	(91,385)	(80.7)
Prudential Financial, Inc.	(229)	(21,414)	(18.9)

		(112,799)
Internet & Direct Marketing Retail
Expedia, Inc.	(540)	(64,903)	(57.3)

IT Services
First Data Corp., Class A Class A	(4,625)	(96,801)	(85.5)

Leisure Products
Brunswick Corp.	(1,497)	(96,527)	(85.3)
Hasbro, Inc.	(1,101)	(101,633)	(89.8)
Mattel, Inc.	(5,642)	(92,642)	(81.8)

		(290,802)
Machinery
Caterpillar, Inc.	(692)	(93,884)	(82.9)
Deere & Co.	(667)	(93,246)	(82.4)
Dover Corp.	(1,252)	(91,646)	(80.9)
Meritor, Inc.	(4,089)	(84,111)	(74.3)

		(362,887)
Media
Comcast Corp., Class A	(601)	(19,719)	(17.4)
DISH Network Corp.	(2,735)	(91,923)	(81.2)

		(111,642)
Metals & Mining
Nucor Corp.	(503)	(31,437)	(27.8)
United States Steel Corp.	(2,177)	(75,651)	(66.8)

		(107,088)
Multi-Utilities
CMS Energy Corp.	(1,589)	(75,128)	(66.3)
Sempra Energy	(847)	(98,345)	(86.9)

		(173,473)
Multiline Retail
Nordstrom, Inc.	(1,935)	(100,194)	(88.5)

Oil, Gas & Consumable Fuels
Canadian Natural Resources, Ltd.	(2,756)	(99,409)	(87.8)
Chevron Corp.	(744)	(94,064)	(83.1)
ConocoPhillips	(1,399)	(97,398)	(86.0)
Enbridge, Inc.	(3,000)	(107,070)	(94.6)
Encana Corp.	(3,672)	(47,919)	(42.3)
Exxon Mobil Corp.	(1,197)	(99,028)	(87.5)
Hess Corp.	(1,515)	(101,338)	(89.5)
Kinder Morgan, Inc.	(5,504)	(97,256)	(85.9)
Newfield Exploration Co.	(3,099)	(93,745)	(82.8)
Suncor Energy, Inc.	(2,413)	(98,161)	(86.7)

		(935,388)
Pharmaceuticals
Eli Lilly & Co.	(1,130)	(96,423)	(85.2)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

	Shares	Value	% of Basket Value
Real Estate Management & Development
Realogy Holdings Corp.	(4,016)	$(91,565)	(80.9	) %

Road & Rail
Avis Budget Group, Inc.	(2,898)	(94,185)	(83.2)
Ryder System, Inc.	(582)	(41,823)	(36.9)

		(136,008)
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(5,810)	(87,092)	(76.9)
Texas Instruments, Inc.	(844)	(93,051)	(82.2)

		(180,143)
Software
CA, Inc.	(2,665)	(95,007)	(83.9)

Specialty Retail
Gap, Inc.	(3,018)	(97,753)	(86.3)
L Brands, Inc.	(2,019)	(74,461)	(65.8)

		(172,214)

	Shares	Value	% of Basket Value
Textiles, Apparel & Luxury Goods
VF Corp.	(1,203)	$(98,069)	(86.6	) %

Thrifts & Mortgage Finance
MGIC Investment Corp.	(8,694)	(93,200)	(82.3)
Radian Group, Inc.	(5,974)	(96,898)	(85.6)

		(190,098)
Tobacco
Altria Group, Inc.	(1,672)	(94,953)	(83.9)

Total Reference Entity — Short		(7,870,470)

Net Value of Reference Entity — Bank of America N.A.		$113,215

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$64,502	$(58)	$13,620	$(9,867)
OTC Swaps	—	—	163,785	(244,333)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$20,359	$—	$20,359
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	13,620	—	13,620
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	158,422	—	5,363	—	163,785

	$—	$—	$158,422	$—	$39,342	$—	$197,764

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$31,585	$—	$31,585
Swaps — centrally cleared
Net unrealized depreciation(a)	—	5,360	—	—	4,507	—	9,867
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	244,333	—	—	—	244,333

	$—	$5,360	$244,333	$—	$36,092	$—	$285,785

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$24,083	$—	$24,083
Forward foreign currency exchange contracts	—	—	—	(79)	—	—	(79)
Swaps	—	9,773	1,583,514	—	24,600	—	1,617,887

	$—	$9,773	$1,583,514	$(79)	$48,683	$—	$1,641,891

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(8,581)	$—	$(8,581)
Forward foreign currency exchange contracts	—	—	—	41	—	—	41
Swaps	—	(9,500)	(1,527,241)	—	14,001	—	(1,522,740)

	$—	$(9,500)	$(1,527,241)	$41	$5,420	$—	$(1,531,280)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,187,944
Average notional value of contracts — short	$4,228,462
Credit default swaps:
Average notional value — sell protection	$1,017,500
Interest rate swaps:
Average notional value — pay fixed rate	$1,909,604
Average notional value — receives fixed rate	$2,403,319
Total return swaps:
Average notional amount-pays	$389,443

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$5,344	$620
Swaps — Centrally cleared	—	3,580
Swaps — OTC(a)	163,785	244,333

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$169,129	$248,533
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,344)	(4,200)

Total derivative assets and liabilities subject to an MNA	$163,785	$244,333

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America N.A.	$3,740	$(3,740)	$—	$—	$—
Citibank N.A.	857	—	—	—	857
Deutsche Bank AG	766				766
Morgan Stanley & Co. International PLC	158,422	—	—	(158,422)	—

	$163,785	$(3,740)	$—	$(158,422)	$1,623

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Alternative Capital Strategies Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (d)
Bank of America N.A.	$244,333	$(3,740)	$—	$—	$240,593

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$2,705,283	$—	$—	$2,705,283
Asset-Backed Securities	—	5,636,200	15,738	5,651,938
Corporate Bonds	—	15,347,594	—	15,347,594
Foreign Agency Obligations	—	33,950	—	33,950
Non-Agency Mortgage-Backed Securities	—	160,892	—	160,892
U.S. Government Sponsored Agency Securities	—	12,001,204	—	12,001,204
Short-Term Securities	1,200,234	—	—	1,200,234
Liabilities:
Investments:
TBA Sale Commitments	—	(1,067,630)	—	(1,067,630)

	$3,905,517	$32,112,210	$15,738	$36,033,465

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$20,359	$18,983	$—	$39,342
Equity contracts	—	158,422	—	158,422
Liabilities:
Interest rate contracts	(31,585)	(4,507)	—	(36,092)
Credit contracts	—	(5,360)	—	(5,360)
Equity contracts	—	(244,333)	—	(244,333)

	$(11,226)	$(76,795)	$—	$(88,021)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Emerging Markets Equity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 94.2%

Argentina — 3.7%
Banco Macro SA — ADR	2,638	$155,088
Grupo Financiero Galicia SA — ADR	6,752	222,681
YPF SA — ADR	7,946	107,907

		485,676
Brazil — 12.6%
Azul SA — ADR(b)	19,630	321,147
B3 SA — Brasil Bolsa Balcao	66,459	350,664
Banco Bradesco SA — ADR	58,195	399,218
BB Seguridade Participacoes SA	21,248	134,097
BR Malls Participacoes SA(b)	94,609	236,782
BRF SA — ADR(b)	426	1,994
Cia. Hering	36,631	134,681
MRV Engenharia e Participacoes SA	18,274	56,768

		1,635,351
China — 8.7%
Bank of China Ltd., Class H	329,000	163,159
Huaneng Power International, Inc., — ADR	4,333	113,741
Industrial & Commercial Bank of China Ltd., Class H	382,000	284,911
PetroChina Co. Ltd., ADR	4,289	327,122
Skyworth Digital Holdings Ltd.	537,369	239,134

		1,128,067
Greece — 3.0%
Alpha Bank AE(b)	83,363	185,764
National Bank of Greece SA(b)	677,214	206,668

		392,432
Hong Kong — 11.0%
Cathay Pacific Airways Ltd.	220,000	345,450
China Mobile Ltd.	68,000	603,360
China Resources Power Holdings Co. Ltd.	194,000	340,939
Guotai Junan International Holdings, Ltd.	658,000	141,822

		1,431,571
Hungary — 2.8%
Richter Gedeon Nyrt	19,663	358,054

India — 4.6%
Larsen & Toubro Ltd. — GDR	15,799	288,268
State Bank of India — GDR(b)	8,102	304,212

		592,480
Indonesia — 4.6%
Astra International Tbk PT	831,800	382,956
Semen Indonesia Persero Tbk PT	433,500	215,481

		598,437
Israel — 2.3%
Israel Chemicals Ltd.	65,888	301,873

Malaysia — 0.4%
Sapura Energy Bhd(b)	328,400	51,905

Poland — 3.4%
Bank Pekao SA	14,807	445,683

Russia — 7.9%
Gazprom PJSC — ADR	47,189	206,790
Sberbank of Russia PJSC — ADR	34,114	487,984
VTB Bank PJSC	299,455,545	230,266
VTB Bank PJSC, — GDR	61,010	92,918

		1,017,958

Security	Shares	Value
South Africa — 4.7%
AngloGold Ashanti Ltd., — ADR	6,604	$54,219
FirstRand Ltd.	41,411	192,371
Shoprite Holdings Ltd.	22,583	361,976

		608,566
South Korea — 10.9%
Hyundai Motor Co.	1,737	195,228
Hyundai Motor Co., — GDR	860	31,906
Pan Ocean Co. Ltd.(b)	67,030	293,263
Samsung Electronics Co. Ltd.	6,667	279,278
Shinhan Financial Group Co. Ltd.	15,669	606,674

		1,406,349
Taiwan — 1.7%
MediaTek, Inc.	22,000	215,954

Thailand — 4.1%
Indorama Ventures PCL — NVDR	118,400	195,502
Land & Houses PCL	966,510	329,658

		525,160
Turkey — 2.7%
Arcelik AS	62,718	208,123
Eldorado Gold Corp.(b)	140,979	142,625

		350,748
United Arab Emirates — 5.1%
Emaar Properties PJSC	487,704	654,444

Total Common Stocks — 94.2% (Cost — $13,067,772)		12,200,708

Investment Companies — 3.0%
iShares MSCI South Korea ETF(a)(b)	5,779	391,296

Total Investment Companies — 3.0% (Cost — $432,017)		391,296

Total Long-Term Investments — 95.8% (Cost — $13,499,789)		12,592,004

Preferred Stock
South Korea — 1.6%
Hyundai Motor Co., Preference Shares, 0.00%	2,772	204,525

Total Preferred Stocks — 1.6% (Cost — $254,642)		204,525

Total Investments — 98.8% (Cost — $13,754,431)		12,796,529
Other Assets Less Liabilities — 1.2%		159,274

Net Assets — 100.0%		$12,955,803

(a)	Non-income producing security.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Equity Strategies Fund

(b)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,283,441	—	(3,283,441	)(b)	—	$—	$12,567	$—	$—
iShares MSCI South Korea ETF	—	28,066	(22,287)		5,779	391,296	—	(14,691)	(40,721)

						$391,296	$12,567	$(14,691)	$(40,721)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	2,180,100	USD	454,661	Deutsche Bank AG	08/27/18	$8,913
USD	154,876	TRY	725,000	HSBC Bank USA N.A.	08/27/18	713
USD	156,734	TRY	730,100	HSBC Bank USA N.A.	08/27/18	1,487
USD	157,328	TRY	725,000	HSBC Bank USA N.A.	08/27/18	3,165

						$14,278

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Credit Suisse International	07/09/18	$788,491	$54,967	(b)	$828,732	30.2%
	Deutsche Bank AG	07/16/18	(968,649)	25,181	(c)	(939,755)	15.9
	HSBC Bank PLC	07/09/18	101,153	(73,248	)(d)	36,668	18.6

Total			$(79,005)	$6,900		$(74,355)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20 – 400 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD 1 Day LIBOR

USD 1 Month LIBOR

HKD 1 Month HIBOR

PLN 1 Month WIBOR

(b)	Amount includes $14,726 of net dividends and financing fees.
(c)	Amount includes $(3,713) of net dividends and financing fees.
(d)	Amount includes $(8,763) of net dividends and financing fees.

See notes to financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Equity Strategies Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Credit Suisse International as of June 30, 2018 expiration dates 07/09/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
MRV Engenharia e Participacoes SA	78,647	$244,317	29.5%

China
CNOOC Ltd. — ADR	1,873	320,733	38.7
SJM Holdings Ltd.	170,000	210,839	25.4

		531,572
Greece
Alpha Bank AE	24,168	53,855	6.5

Mexico
Cemex S.A.B. de CV	47,928	314,407	37.9
Alpek SAB de CV	214,430	319,050	38.5

		633,457
Qatar
Industries Qatar QSC	14,609	429,756	51.9

South Africa
AngloGold Ashanti Ltd.	26,376	216,238	26.1

South Korea
SK Holdings Co. Ltd.	1,375	319,268	38.5

Taiwan
Merry Electronics Co. Ltd.	8,000	34,746	4.2

Total Reference Entity — Long		2,463,209

Reference Entity — Short

Brazil
VALE SA	(18,682)	(239,503)	(28.9)

China
AIA Group Ltd.	(40,000)	(348,456)	(42.2)
Sunac China Holdings Ltd.	(60,000)	(208,680)	(25.2)

		(557,136)
Hong Kong
Galaxy Entertainment Group Ltd.	(26,000)	(200,420)	(24.2)

Philippines
BDO Unibank, Inc.	(66,701)	(156,831)	(18.9)

South Africa
Naspers Ltd.	(1,183)	(298,286)	(36.0)

South Korea
Celltrion Inc.	(671)	(182,301)	(22.0)

Total Reference Entity — Short		(1,634,477)

Net Value of Reference Entity — Credit Suisse International		$828,732

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank AG as of June 30, 2018 expiration dates 07/16/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

China
Huadian Power International Corp. Ltd., Class H	556,000	$219,399	(23.3)%

Total Reference Entity — Long		219,399

Reference Entity — Short

Brazil
Pagseguro Digital Ltd.,	(9,641)	(267,538)	28.5

France
LVMH Moet Hennessy Louis Vuitton SE	(891)	(295,829)	31.5

Malaysia
IHH Healthcare Bhd	(194,900)	(294,588)	31.3

Philippines
Ayala Land Inc.	(15,700)	(11,147)	1.2

Thailand
Airports of Thailand PCL	(152,200)	(290,052)	30.8

Total Reference Entity — Short		(1,159,154)

Net Value of Reference Entity — Deutsche Bank AG		$(939,755)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of June 30, 2018 expiration dates 07/09/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
BRF SA — ADR	46,222	$216,319	589.9%

China
Bank of China Ltd.	423,000	209,776	572.1

Hong Kong
Lenovo Group Ltd.	492,000	264,824	772.2
Merry Electronics Co. Ltd.	34,000	147,669	402.7

		412,493
Malaysia
Sapura Energy Bhd.	1,005,200	158,877	433.3

Russia
Gazprom PAO	26,180	114,725	312.9

South Korea
Samsung Engineering Co. Ltd.	12,247	171,838	468.6
Shinhan Financial Group Co. Ltd.	1,100	42,590	116.1

		214,428

Total Reference Entity — Long		1,326,618

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Equity Strategies Fund

	Shares	Value	% of Basket Value
Reference Entity — Short

Brazil
Pagseguro Digital Ltd. Class A	(1,771)	$(49,145)	(134.0	) %

Philippines
Ayala Land Inc.	(352,000)	(249,921)	(681.6)
BDO Unibank, Inc.	(35,680)	(83,894)	(228.7)

		(333,815)
Qatar
Commercial Bank PQSC	(31,924)	(333,970)	(910.8)

	Shares	Value	% of Basket Value
South Africa
Spar Group Ltd.	(21,313)	$(288,089)	(785.7	) %

United Kingdom
Prudential PLC	(12,499)	(284,931)	(777.1)

Total Reference Entity — Short		(1,289,950)

Net Value of Reference Entity — HSBC Bank PLC		$36,668

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$—	$80,148	$(73,248)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$14,278	$—	$—	$14,278
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	80,148	—	—	—	80,148

	$—	$—	$80,148	$14,278	$—	$—	$94,426

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$73,248	$—	$—	$—	$73,248

For the period ended June 30, 2018 the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$41,212	$—	$—	$—	$41,212
Swaps	—	—	2,264,406	—	—	—	2,264,406

	$—	$—	$2,305,618	$—	$—	$—	$2,305,618

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$8,244	$—	$—	$—	$8,244
Forward foreign currency exchange contracts	—	—	—	14,278	—	—	14,278
Swaps	—	—	147,017	—	—	—	147,017

	$—	$—	$155,261	$14,278	$—	$—	$169,539

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Equity Strategies Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$234,470
Average amounts sold — in USD	$227,331
Total return swaps:
Average notional value	$(322,906)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Forward foreign currency exchange contracts	$14,278	$—
Swaps — OTC(a)	80,148	73,248

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$94,426	$73,248
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$94,426	$73,248

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Credit Suisse International	$54,967	$—	$—	$—	$54,967
Deutsche Bank AG	34,094	—	—	—	34,094
HSBC Bank USA N.A.	5,365	—	—	—	5,365

	$94,426	$—	$—	$—	$94,426

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
HSBC Bank PLC	$73,248	$—	$—	$—	$73,248

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Equity Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Equity Funds	$391,296	$—	$—	$391,296
Common Stocks:
Argentina	485,676	—	—	485,676
Brazil	1,635,351	—	—	1,635,351
China	440,863	687,204	—	1,128,067
Greece	—	392,432	—	392,432
Hong Kong	—	1,431,571	—	1,431,571
Hungary	—	358,054	—	358,054
India	—	592,480	—	592,480
Indonesia	—	598,437	—	598,437
Israel	—	301,873	—	301,873
Malaysia	—	51,905	—	51,905
Poland	—	445,683	—	445,683
Russia	92,918	925,040	—	1,017,958
South Africa	54,219	554,347	—	608,566
South Korea	31,906	1,374,443	—	1,406,349
Taiwan	—	215,954	—	215,954
Thailand	329,658	195,502	—	525,160
Turkey	142,625	208,123	—	350,748
United Arab Emirates	—	654,444	—	654,444
Preferred Stock	—	204,525	—	204,525

	$3,604,512	$9,192,017	$—	$12,796,529

Derivative Financial Instruments(a)
Assets:
Equity contracts	$—	$80,148	$—	$80,148
Forward foreign currency contracts	—	14,278	—	14,278
Liabilities:
Interest rate contracts	—	—	—	—
Equity contracts	—	(73,248)	—	(73,248)

	$—	$21,178	$—	$21,178

(a)	Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into of Level 1 (a)	Transfers out of Level 1 (a)	Transfers into of Level 2 (a)	Transfers out of Level 2 (a)
Assets:
Investments:
Long-Term Investments:
Common Stocks	$261,276	$(2,477,521)	$2,477,521	$(261,276)

(a)	External pricing service used to reflect any significant market movement between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
U.S. Treasury Obligations — 97.2%
U.S. Treasury Inflation Protected Security:
2.13%, 01/15/19	$58	$58,792
0.13%, 04/15/19	330	328,118
1.88%, 07/15/19	45	45,192
1.38%, 01/15/20	52	52,725
0.13%, 04/15/20	335	331,407
1.25%, 07/15/20	84	85,229
1.13%, 01/15/21	67	67,987
0.13%, 04/15/21	269	265,057
0.63%, 07/15/21	163	164,021
0.13%, 01/15/22	200	196,498
0.13%, 04/15/22	247	241,964
0.13%, 07/15/22	251	246,415
0.13%, 01/15/23	141	137,942
0.63%, 04/15/23	91	90,613

Total Long-Term Investments — 97.2% (Cost — $2,347,171)		2,311,960

Security	Shares	Value
Short-Term Securities — 2.9%
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.74%(a)(b)	68,676	$68,676

Total Short-Term Securities — 2.9% (Cost — $68,676)		68,676

Total Investments — 100.1% (Cost — $2,415,847)		2,380,636
Liabilities in Excess of Other Assets — (0.1)%		(1,796)

Net Assets — 100.0%		$2,378,840

(a)	Annualized 7-day yield as of period end.

(b)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	104,747	(36,071)	68,676	$68,676	$768	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Treasury Obligations	$—	$2,311,960	$—	$2,311,960
Short-Term Securities	68,676	—	—	68,676

	$68,676	$2,311,960	$—	$2,380,636

During the period ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities  (unaudited)

June 30, 2018

	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

ASSETS
Investments at value — unaffiliated(a)	$35,900,861	$12,405,233	$2,311,960
Investments at value — affiliated(b)	1,200,234	391,296	68,676
Cash pledged:
Collateral — OTC derivatives	350,000	—	—
Centrally cleared swaps	90,000	—	—
Futures contracts	60,683	—	—
Foreign currency at value(c)	119,025	107	—
Receivables:
TBA sale commitments	1,064,247	—	—
Interest — unaffiliated	205,907	—	3,361
From the Manager	34,602	39,165	48,491
Dividends — unaffiliated	6,072	99,057	—
Variation margin on futures contracts	5,344	—	—
Dividends — affiliated	1,716	1,778	80
Investments sold	1,568	4,792,590	—
Capital shares sold	—	1,224	275
Swaps	—	789,086	—
Unrealized appreciation on:
OTC derivatives	163,785	80,148	—
Forward foreign currency exchange contracts	—	14,278	—
Prepaid expenses	32,238	33,822	25,871

Total assets	39,236,282	18,647,784	2,458,714

LIABILITIES
Bank overdraft	8,731	4,817,632	—
Cash received as collateral for OTC derivatives	510,000	—	—
Payables:
Investments purchased	7,388,978	—	—
Capital shares redeemed	34,483	—	104
Variation margin on centrally cleared swaps	3,580	—	—
Variation margin on futures contracts	620	—	—
Service and distribution fees	341	113	50
Administration fees	22	220	—
Income dividend distributions	—	—	4,258
Board realignment and consolidation	17,818	451	650
Swaps	—	627,396	—
Other accrued expenses	184,456	172,921	74,812
TBA sale commitments at value(d)	1,067,630	—	—
Unrealized depreciation on OTC derivatives	244,333	73,248	—

Total liabilities	9,460,992	5,691,981	79,874

NET ASSETS	$29,775,290	$12,955,803	$2,378,840

NET ASSETS CONSIST OF
Paid-in capital	$29,708,792	$8,625,819	$2,468,446
Undistributed net investment income	193,799	396,517	3,776
Accumulated net realized gain (loss)	3,029	4,863,366	(58,171)
Net unrealized appreciation (depreciation)	(130,330)	(929,899)	(35,211)

NET ASSETS	$29,775,290	$12,955,803	$2,378,840

(a) Investments at cost — unaffiliated	$35,937,463	$13,322,414	$2,347,171
(b) Investments at cost — affiliated	$1,200,234	$432,017	$68,676
(c) Foreign currency at cost	$121,349	$106	$—
(d) Proceeds from TBA sale commitments	$1,064,247	$—	$—

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

Institutional:
Net assets	$28,241,030	$5,445,588	$938,570

Shares outstanding(e)	2,823,456	436,138	94,968

Net asset value	$10.00	$12.49	$9.88

Investor A:
Net assets	$1,468,850	$154,225	$257,501

Shares outstanding(e)	146,968	12,377	26,060

Net asset value	$9.99	$12.46	$9.88

Investor C:
Net assets	$65,410	$93,364	$—

Shares outstanding(e)	6,550	7,527	—

Net asset value	$9.99	$12.40	$—

Class K:
Net assets	$—	$7,262,626	$1,182,769

Shares outstanding(e)	—	581,623	119,484

Net asset value	$—	$12.49	$9.90

(e)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations  (unaudited)

Six Months Ended June 30, 2018

	BlackRock Alternative Capital Strategies Fund	BlackRock Emerging Markets Equity Strategies Fund	iShares Short-Term TIPS Bond Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$48,194	$514,484	$—
Interest — unaffiliated	475,111	—	54,148
Dividends — affiliated	10,273	12,567	768
Foreign taxes withheld	—	(30,795)	—

Total investment income	533,578	496,256	54,916

EXPENSES
Investment advisory	118,101	181,248	193
Administration	6,274	7,703	—
Administration — class specific	2,953	3,625	—
Service and distribution — class specific	2,154	588	302
Professional	54,188	69,819	43,091
Accounting services	37,082	37,278	49
Registration	21,836	27,693	24,840
Printing	18,294	15,786	22,294
Custodian	7,269	54,751	256
Directors and Officer	4,873	4,969	4,661
Transfer agent — class specific	1,596	474	2,044
Board realignment and consolidation	17,818	451	650
Miscellaneous	29,775	8,253	5,789

Total expenses	322,213	412,638	104,169
Less:
Fees waived and/or reimbursed by the Manager	(168,935)	(178,136)	(100,608)
Fees waived and/or reimbursed by the Administrator	(6,274)	(2,716)	—
Fees waived and/or reimbursed by administrator — class specific	(2,932)	(795)	—
Transfer agent fees waived and/or reimbursed	(1,616)	(159)	(1,571)

Total expenses after fees waived and/or reimbursed	142,456	230,832	1,990

Net investment income	391,122	265,424	52,926

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(173,706)	2,279,167	(44,606)
Investments — affiliated	—	(14,691)	—
Futures contracts	24,083	41,212	—
Forward foreign currency exchange contracts	(79)	—	—
Foreign currency transactions	(1,322)	(95,292)	—
Swaps	1,617,887	2,264,406	—

	1,466,863	4,474,802	(44,606)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(571,522)	(3,647,010)	11,362
Investments — affiliated	—	(40,721)	—
Futures contracts	(8,581)	8,244	—
Forward foreign currency exchange contracts	41	14,278	—
Foreign currency translations	(2,699)	6,946	—
Swaps	(1,522,740)	147,017	—

	(2,105,501)	(3,511,246)	11,362

Net realized and unrealized loss	(638,638)	963,556	(33,244)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(247,516)	$1,228,980	$19,682

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Alternative Capital Strategies Fund
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$391,122	$601,158
Net realized gain	1,466,863	584,379
Net change in unrealized appreciation (depreciation)	(2,105,501)	1,462,130

Net increase (decrease) in net assets resulting from operations	(247,516)	2,647,667

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(190,851)	(574,306)
Investor A	(8,878)	(31,783)
Investor B	(274)	(914)
From net realized gain:
Institutional	—	(512,698)
Investor A	—	(27,633)
Investor B	—	(1,263)

Decrease in net assets resulting from distributions to shareholders	(200,003)	(1,148,597)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,359,112	(855,028)

NET ASSETS
Total increase in net assets	911,593	644,042
Beginning of period	28,863,697	28,219,655

End of period	$29,775,290	$28,863,697

Undistributed (distributions in exxcess of) net investment income, end of period	$193,799	$2,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	BlackRock Emerging Markets Equity Strategies Fund
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$265,424	$376,686
Net realized gain	4,474,802	2,817,630
Net change in unrealized appreciation (depreciation)	(3,511,246)	2,554,055

Net increase in net assets resulting from operations	1,228,980	5,748,371

DISTRIBUTIONS
From net realized gain:
Institutional	—	(2,244,938)
Investor A	—	(5,931)
Investor C	—	(5,167)
Class K	—	(533,707)

Decrease in net assets resulting from distributions to shareholders	—	(2,789,743)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(32,187,695)	34,502,944

NET ASSETS
Total increase (decrease) in net assets	(30,958,715)	37,461,572
Beginning of period	43,914,518	6,452,946

End of period	$12,955,803	$43,914,518

Undistributed net investment income, end of period	$396,517	$131,093

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Short-Term TIPS Bond Index Fund
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$52,926	$111,774
Net realized loss	(44,606)	(13,522)
Net change in unrealized appreciation (depreciation)	11,362	(51,869)

Net increase in net assets resulting from operations	19,682	46,383

DISTRIBUTIONS(a)
From net investment income:
Institutional	(31,161)	(47,252)
Investor A	(3,098)	(2,451)
Class K	(14,760)	(62,737)
From return of capital:
Institutional	—	(991)
Investor A	—	(55)
Class K	—	(1,123)

Decrease in net assets resulting from distributions to shareholders	(49,019)	(114,609)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,333,246)	3,367,005

NET ASSETS
Total increase (decrease) in net assets	(2,362,583)	3,298,779
Beginning of period	4,741,423	1,442,644

End of period	$2,378,840	$4,741,423

Undistributed (distributions in excess of) net investment income, end of period	$3,776	$(131)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund
	Institutional
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,		Period from 05/19/15 (a) to 12/31/15
			2017	2016
Net asset value, beginning of period	$10.15		$9.61	$9.53	$10.00

Net investment income(b)	0.13		0.22	0.16	0.11
Net realized and unrealized gain (loss)	(0.21)		0.73	0.40	(0.46)

Net increase (decrease) from investment operations	(0.08)		0.95	0.56	(0.35)

Distributions(c)
From net investment income	(0.07)		(0.22)	(0.16)	(0.12)
From net realized gain	—		(0.19)	(0.32)	—

Total distributions	(0.07)		(0.41)	(0.48)	(0.12)

Net asset value, end of period	$10.00		$10.15	$9.61	$9.53

Total Return(d)
Based on net asset value	(0.82	)%(e)	10.00%	5.91%	(3.53	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.10	%(g)(k)	2.16%	2.24%	2.05	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	0.95	%(g)	0.95%	1.19%	1.20	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax(f)	0.95	%(g)	0.95%	1.18%	1.20	%(g)

Net investment income(f)	2.66	%(g)	2.19%	1.64%	1.79	%(g)

Supplemental Data
Net assets, end of period (000)	$28,241		$27,328	$25,588	$23,844

Portfolio turnover rate(i)(j)	202%		424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/18 (unaudited)	Year ended December 31,		Period from 05/19/15 (a) to 12/31/15
		2017	2016
Investments in underlying funds	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.81%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar roll (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/18 (unaudited)	Year ended December 31,		Period from 05/19/15 (a) to 12/31/15
		2017	2016
Portfolio turnover rate (excluding MDRs)(i)	107%	251%	488%	437%

(k)	Board consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.16%

See notes to financial statements.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund (continued)
	Investor A
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,		Period from 05/19/15 (a) to 12/31/15
			2017	2016
Net asset value, beginning of period	$10.15		$9.60	$9.53	$10.00

Net investment income(b)	0.12		0.19	0.14	0.11
Net realized and unrealized gain (loss)	(0.22)		0.74	0.39	(0.48)

Net increase (decrease) from investment operations	(0.10)		0.93	0.53	(0.37)

Distributions(c)
From net investment income	(0.06)		(0.19)	(0.14)	(0.10)
From net realized gain	—		(0.19)	(0.32)	—

Total distributions	(0.06)		(0.38)	(0.46)	(0.10)

Net asset value, end of period	$9.99		$10.15	$9.60	$9.53

Total Return(d)
Based on net asset value	(0.98	)%(e)	9.83%	5.61%	(3.66	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.50	%(g)(k)	2.63%	2.75%	2.42	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	1.20	%(g)	1.20%	1.42%	1.45	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax(f)	1.20	%(g)	1.20%	1.42%	1.45	%(g)

Net investment income(f)	2.41	%(g)	1.94%	1.46%	1.76	%(g)

Supplemental Data
Net assets, end of period (000)	$1,469		$1,469	$2,439	$311

Portfolio turnover rate(i)(j)	202%		424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/18 (unaudited)	Year ended December 31,		Period from 05/19/15 (a) to 12/31/15
		2017	2016
Investments in underlying funds	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.81%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar roll (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/18 (unaudited)	Year ended December 31,		Period from 05/19/15 (a) to 12/31/15
		2017	2016
Portfolio turnover rate (excluding MDRs)(i)	107%	251%	488%	437%

(k)	Board consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.56%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Alternative Capital Strategies Fund (continued)
	Investor C
	Six Months Ended 06/30/18 (unaudited)		Year Ended December 31,		Period from 05/19/15 (a) to 12/31/15
			2017	2016
Net asset value, beginning of period	$10.16		$9.58	$9.51	$10.00

Net investment income(b)	0.08		0.12	0.06	0.05
Net realized and unrealized gain (loss)	(0.21)		0.73	0.40	(0.47)

Net increase (decrease) from investment operations	(0.13)		0.85	0.46	(0.42)

Distributions(c)
From net investment income	(0.04)		(0.08)	(0.07)	(0.07)
From net realized gain	—		(0.19)	(0.32)	—

Total distributions	(0.04)		(0.27)	(0.39)	(0.07)

Net asset value, end of period	$9.99		$10.16	$9.58	$9.51

Total Return(d)
Based on net asset value	(1.27	)%(e)	8.97%	4.82%	(4.19	)%(e)

Ratios to Average Net Assets
Total expenses(f)	3.25	%(g)(k)	3.30%	3.43%	3.31	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	1.95	%(g)	1.95%	2.19%	2.20	%(g)

Total expenses after fees waived and/or reimbursed and excluding excise tax(f)	1.95	%(g)	1.95%	2.18%	2.20	%(g)

Net investment income(f)	1.66	%(g)	1.18%	0.64%	0.89	%(g)

Supplemental Data
Net assets, end of period (000)	$65		$67	$193	$71

Portfolio turnover rate(i)(j)	202%		424%	722%	440%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/18 (unaudited)	Year ended December 31,		Period from 05/19/15 (a) to 12/31/15
		2017	2016
Investments in underlying funds	0.01%	0.00%	0.02%	0.03%

(g)	Annualized.
(h)	Audit, offering and organization were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.70%.
(i)	Excludes investments underlying the total return swaps.
(j)	Includes mortgage dollar roll (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/18 (unaudited)	Year ended December 31,		Period from 05/19/15 (a) to 12/31/15
		2017	2016
Portfolio turnover rate (excluding MDRs)(i)	107%	251%	488%	437%

(k)	Board consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.31%

See notes to financial statements.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund
	Institutional
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
Net asset value, beginning of period	$12.77		$10.24	$10.00

Net investment income(b)	0.10		0.18	0.23
Net realized and unrealized gain (loss)	(0.38)		3.27	2.00

Net increase (decrease) from investment operations	(0.28)		3.45	2.23

Distributions(c)
From net investment income	—		—	(0.46)
From net realized gain	—		(0.92)	(1.53)

Total distributions	—		(0.92)	(1.99)

Net asset value, end of period	$12.49		$12.77	$10.24

Total Return(d)
Based on net asset value	(2.19	)%(e)	33.72%	22.20	%(e)

Ratios to Average Net Assets
Total expenses(f)	2.20	%(g)	2.26%	6.31	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	1.27	%(g)	1.27%	1.28	%(g)

Net investment income(f)	1.46	%(g)	1.37%	2.37	%(g)

Supplemental Data
Net assets, end of period (000)	$5,446		$36,318	$375

Portfolio turnover rate(i)	154%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
Total expenses	0.02%	0.01%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 6.93%.
(i)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)
	Investor A
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
Net asset value, beginning of period	$12.76		$10.24	$10.00

Net investment income(b)	0.08		0.13	0.21
Net realized and unrealized gain (loss)	(0.38)		3.27	2.00

Net increase (decrease) from investment operations	(0.30)		3.40	2.21

Distributions(c)
From net investment income	—		—	(0.44)
From net realized gain	—		(0.88)	(1.53)

Total distributions	—		(0.88)	(1.97)

Net asset value, end of period	$12.46		$12.76	$10.24

Total Return(d)
Based on net asset value	(2.35	)%(e)	33.30%	21.94	%(e)

Ratios to Average Net Assets
Total expenses(f)	3.05	%(g)	3.45%	6.82	%(g)(h)

Total expenses after fees waived and/or reimbursed (f)	1.55	%(g)	1.55%	1.54	%(g)

Net investment income(f)	1.18	%(g)	1.09%	2.14	%(g)

Supplemental Data
Net assets, end of period (000)	$154		$87	$61

Portfolio turnover rate(i)	154%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
Total expenses	0.02%	0.01%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.48%.
(i)	Excludes investments underlying the total return swaps.

See notes to financial statements.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)
	Investor C
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
Net asset value, beginning of period	$12.75		$10.24	$10.00

Net investment income(b)	0.03		0.04	0.13
Net realized and unrealized gain (loss)	(0.38)		3.26	2.00

Net increase (decrease) from investment operations	(0.35)		3.30	2.13

Distributions(c)
From net investment income	—		—	(0.36)
From net realized gain	—		(0.79)	(1.53)

Total distributions	—		(0.79)	(1.89)

Net asset value, end of period	$12.40		$12.75	$10.24

Total Return(d)
Based on net asset value	(2.75	)%(e)	32.29%	21.20	%(e)

Ratios to Average Net Assets
Total expenses(f)	3.70	%(g)	4.12%	7.53	%(g)(h)

Total expenses after fees waived and/or reimbursed (f)	2.30	%(g)	2.30%	2.30	%(g)

Net investment income(f)	0.43	%(g)	0.35%	1.38	%(g)

Supplemental Data
Net assets, end of period (000)	$93		$84	$61

Portfolio turnover rate(i)	154%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
Total expenses	0.02%	0.01%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 8.20%.
(i)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Equity Strategies Fund (continued)
	Class K
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
Net asset value, beginning of period	$12.77		$10.24	$10.00

Net investment income(b)	0.10		0.17	0.24
Net realized and unrealized gain (loss)	(0.38)		3.28	1.99

Net increase (decrease) from investment operations	(0.28)		3.45	2.23

Distributions(c)
From net investment income	—		—	(0.46)
From net realized gain	—		(0.92)	(1.53)

Total distributions	—		(0.92)	(1.99)

Net asset value, end of period	$12.49		$12.77	$10.24

Total Return(d)
Based on net asset value	(2.19	)%(e)	33.73%	22.23	%(e)

Ratios to Average Net Assets
Total expenses(f)	2.53	%(g)	3.06%	6.48	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	1.25	%(g)	1.25%	1.25	%(g)

Net investment income(f)	1.48	%(g)	1.39%	2.43	%(g)

Supplemental Data
Net assets, end of period (000)	$7,263		$7,426	$5,956

Portfolio turnover rate(i)	154%		165%	161%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17	Period from 02/29/16 (a) to 12/31/16
Total expenses	0.02%	0.01%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 7.14%.
(i)	Excludes investments underlying the total return swaps.

See notes to financial statements.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund
	Institutional
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17		Period from 02/16/16 (a) to 12/31/16
Net asset value, beginning of period	$9.95		$10.05		$10.00

Net investment income(b)	0.14		0.16		0.17
Net realized and unrealized gain (loss)	(0.07)		(0.08)		0.08

Net increase from investment operations	0.07		0.08		0.25

Distributions(c)
From net investment income	(0.14)		(0.18)		(0.19)
From net realized gain	—		—		(0.01)
From return of capital	—		(0.00	)(d)	—

Total distributions	(0.14)		(0.18)		(0.20)

Net asset value, end of period	$9.88		$9.95		$10.05

Total Return(e)
Based on net asset value	0.73	%(f)	0.88%		2.49	%(f)

Ratios to Average Net Assets
Total expenses	5.06	%(g)(h)	5.07%		18.22	%(g)(i)

Total expenses after fees waived and paid indirectly	0.10	%(g)	0.08%		0.09	%(g)

Net investment income	2.75	%(g)	1.64%		1.91	%(g)

Supplemental Data
Net assets, end of period (000)	$939		$3,348		$476

Portfolio turnover rate	16%		200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Board consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.08%
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 19.98%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Investor A
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17		Period from 02/16/16 (a) to 12/31/16
Net asset value, beginning of period	$9.95		$10.04		$10.00

Net investment income(b)	0.12		0.14		0.16
Net realized and unrealized gain (loss)	(0.07)		(0.07)		0.06

Net increase from investment operations	0.05		0.07		0.22

Distributions(c)
From net investment income	(0.12)		(0.16)		(0.17)
From net realized gain	—		—		(0.01)
From return of capital	—		(0.00	)(d)	—

Total distributions	(0.12)		(0.16)		(0.18)

Net asset value, end of period	$9.88		$9.95		$10.04

Total Return(e)
Based on net asset value	0.52	%(f)	0.76%		2.18	%(f)

Ratios to Average Net Assets
Total expenses	6.44	%(g)(h)	6.24%		20.84	%(g)(i)

Total expenses after fees waived and paid indirectly	0.36	%(g)	0.36%		0.36	%(g)

Net investment income	2.48	%(g)	1.35%		1.81	%(g)

Supplemental Data
Net assets, end of period (000)	$258		$256		$62

Portfolio turnover rate	16%		200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Board consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.45%
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.90%.

See notes to financial statements.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Class K
	Six Months Ended 06/30/18 (unaudited)		Year Ended 12/31/17		Period from 02/16/16 (a) to 12/31/16
Net asset value, beginning of period	$9.95		$10.05		$10.00

Net investment income(b)	0.14		0.25		0.19
Net realized and unrealized gain (loss)	(0.07)		(0.16)		0.06

Net increase from investment operations	0.07		0.09		0.25

Distributions(c)
From net investment income	(0.12)		(0.19)		(0.19)
From net realized gain	—		—		(0.01)
From return of capital	—		(0.00	)(d)	—

Total distributions	(0.12)		(0.19)		(0.20)

Net asset value, end of period	$9.90		$9.95		$10.05

Total Return(e)
Based on net asset value	0.75	%(f)	0.89%		2.52	%(f)

Ratios to Average Net Assets
Total expenses	5.85	%(g)(h)	2.82%		20.61	%(g)(i)

Total expenses after fees waived and paid indirectly	0.06	%(g)	0.06%		0.06	%(g)

Net investment income	2.78	%(g)	2.45%		2.17	%(g)

Supplemental Data
Net assets, end of period (000)	$1,183		$1,138		$904

Portfolio turnover rate	16%		200%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Board consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.87%
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 22.68%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred to As	Diversification Classification
BlackRock Alternative Capital Strategies Fund	Alternative Capital Strategies	Diversified
BlackRock Emerging Markets Equity Strategies Fund	Emerging Markets Equity Strategies	Diversified
iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional and Class K Shares	No		No		None
Investor A Shares	Yes	(b)	No	(a)(b)	None
Investor C Shares	No		Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	Not applicable for Short-Term TIPS Bond Index.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Alternative Capital Strategies will distribute net investment income, if any, at least quarterly. Emerging Markets Equity Strategies will distribute net investment income, if any, at least annually. Short-Term TIPS Bond will distribute net investment income, if any, at least monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Alternative Capital Strategies and Emerging Markets Equity Strategies pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets as follows:

Average Daily Net Assets	Alternative Capital Strategies	Emerging Markets Equity Strategies
First $1 Billion	0.80%	1.00%
$1 Billion — $3 Billion	0.75	0.94
$3 Billion — $5 Billion	0.72	0.90
$5 Billion — $10 Billion	0.70	0.87
Greater than $10 Billion	0.68	0.85

Short-Term TIPS Bond Index pays the Manager a monthly fee at an annual rate of 0.01% of the Fund’s average daily net assets.

With respect to Alternative Capital Strategies and Emerging Markets Equity Strategies, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Emerging Markets Equity Strategies, the Manager entered into a separate sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. With respect to Short-Term TIPS Bond Index, the Manager entered into a separate sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BIL, BFA and BAMNAL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C(a)	0.25	0.75

(a)	Alternative Capital Strategies and Emerging Markets Equity Strategies only.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Alternative Capital Strategies	$4,325	$1,251	$5,576
Emerging Markets Equity Strategies	191	789	980
Short-Term TIPS Bond Index	349	N/A	349

Administration: The Trust, on behalf of Alternative Capital Strategies and Emerging Markets Equity Strategies, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, for Alternative Capital Strategies and Emerging Markets Equity Strategies, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2018, the following table shows the class specific administration fees borne directly by each share class of Alternative Capital Strategies and Emerging Markets Equity Strategies:

Administration Fees	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$2,800	$146	$7	$	N/A	$2,953
Emerging Markets Equity Strategies	2,825	11	9		780	3,625

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$192	$29	$7	$	N/A	$228
Emerging Markets Equity Strategies	72	22	19		26	139
Short-Term TIPS Bond Index	44	78	N/A		22	144

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$422	$1,124	$50	$	N/A	$1,596
Emerging Markets Equity Strategies	270	104	74		26	474
Short-Term TIPS Bond Index	1,262	478	N/A		304	2,044

Other Fees: For the six months ended June 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Alternative Capital Strategies
Investor A	$13

Expense Limitations, Waivers and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts waived were as follows:

Alternative Capital Strategies	$502
Emerging Markets Equity Strategies	720
Short-Term TIPS Bond Index	35

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019 except for Alternative Capital Strategies which is through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2018, Emerging Markets Equity Strategies waived $2,718 by the Manager.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Alternative Capital Strategies	0.95%	1.20%	1.95%	N/A	%
Emerging Markets Equity Strategies	1.30	1.55	2.30	1.25
Short-Term TIPS Bond Index	0.11	0.36	N/A	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019 except for Alternative Capital Strategies which is through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2018, the amounts included in fees waived and/or reimbursed by the Manager are as follows:

Alternative Capital Strategies	$156,889
Emerging Markets Equity Strategies	177,414
Short-Term TIPS Bond Index	99,923

For the six months ended June 30, 2018, class specific expense waivers are as follows:

Administration Fees Waived — Class Specific	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$2,779	$145	$7	$	N/A	$2,932
Emerging Markets Equity Strategies	—	11	9		775	795

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K		Total
Alternative Capital Strategies	$442	$1,124	$50	$	N/A	$1,616
Emerging Markets Equity Strategies	—	77	52		30	$159
Short-Term TIPS Bond Index	851	418	N/A		302	$1,571

Each Fund has begun to incur expenses in connection with a potential reconfiguration of the boards of trustees of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts reimbursed were as follows:

	Alternative Capital Strategies	Short-Term TIPS Bond Index
Reimbursed amounts	$17,818	$650

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

On June 30, 2018, the Funds’ fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31, 2018			Expiring December 31, 2019			Expiring December 31, 2020
	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Fund Level	$284,567	$293,219	$188,653	$328,778	$327,847	$208,731	$156,889	$177,414	$99,923
Institutional	6,195	16	26	6,911	8	791	3,221	—	851
Investor A	2,797	40	27	4,110	93	294	1,269	88	418
Investor C	331	16	N/A	232	66	N/A	57	61	N/A
Class K	N/A	1,379	55	N/A	1,486	232	N/A	805	302

	$293,890	$294,670	$188,761	$340,031	$329,500	$210,048	$161,436	$178,368	$101,494

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$71,197,893	$49,224,216	$—
U.S. Government Securities	—	—	578,248

	$71,197,893	$49,224,216	$578,248

Sales
	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Non-U.S. Government Securities	$65,854,988	$76,988,699	$929,766
U.S. Government Securities	—	—	1,955,886

	$65,854,988	$76,988,699	$2,885,652

For the six months ended June 30, 2018, purchases and sales related to mortgage dollar rolls for Alternative Capital Strategies were $30,988,735 and $31,022,616, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Alternative Capital Strategies’ U.S. federal tax returns generally remains open for the two years ended December 31, 2017 and the period ended December 31, 2015. The statute of limitations on Emerging Markets Equity Strategies and Short-Term TIPS Bond Index’s U.S. federal tax returns generally remains open for the year ended December 31, 2017 and the period ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (unaudited) (continued)

As of December 31, 2017, Short-Term TIPS Bond Index had capital loss carryforwards of $7,327 available to offset future realized capital gains, with no expiration date.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Alternative Capital Strategies	Emerging Markets Equity Strategies	Short-Term TIPS Bond Index
Tax cost	$37,384,072	$13,987,305	$2,422,127

Gross unrealized appreciation	$614,750	$448,702	$78
Gross unrealized depreciation	(1,840,710)	(1,618,300)	(41,569)

Net unrealized appreciation (depreciation)	$(1,225,960)	$(1,169,598)	$(41,491)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Alternative Capital Strategies and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/18		Year Ended 12/31/17
Alternative Capital Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	220,183	$2,229,254	169,319	$1,732,254
Shares issued in reinvestment of distributions	(91,180)	(916,998)	5,430	54,861
Shares redeemed	2,368	23,868	(145,840)	(1,435,482)

Net increase (decrease)	131,371	$1,336,124	28,909	$351,633

Investor A
Shares sold	10,350	$104,454	31,745	$315,168
Shares issued in reinvestment of distributions	(8,965)	(90,222)	5,822	58,643
Shares redeemed	870	8,756	(146,815)	(1,445,847)

Net increase (decrease)	2,255	$22,988	(109,248)	$(1,072,036)

Investor C
Shares sold	—	$—	2,614	$26,456
Shares issued in reinvestment of distributions	(19)	(190)	162	1,623
Shares redeemed	19	190	(16,313)	(162,704)

Net increase (decrease)	—	$—	(13,537)	$(134,625)

Total Net Increase (Decrease)	133,626	$1,359,112	(93,876)	$(855,028)

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/18		Year Ended 12/31/17
Emerging Markets Equity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,682,917	$22,499,563	3,121,682	$38,655,566
Shares issued in reinvestment of distributions	—	—	176,235	2,239,448
Shares redeemed	(4,091,418)	(54,776,165)	(489,870)	(6,409,308)

Net increase	(2,408,501)	$(32,276,602)	2,808,047	$34,485,706

Investor A
Shares sold	5,582	$75,907	1,156	$14,501
Shares issued in reinvestment of distributions	—	—	51	647
Shares redeemed	—	—	(401)	(5,000)

Net increase	5,582	$75,907	806	$10,148

Investor C
Shares sold	964	$13,000	717	$8,381
Shares issued in reinvestment of distributions	—	—	37	466
Shares redeemed	—	—	(136)	(1,757)

Net increase	964	$13,000	618	$7,090

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	$—	—	$—

Total Net Increase	(2,401,955)	$(32,187,695)	2,809,471	$34,502,944

	Six Months Ended 06/30/18		Year Ended 12/31/17
Short-Term TIPS Bond Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,871	$127,603	330,131	$3,329,789
Shares issued in reinvestment of distributions	(256,478)	(2,537,374)	4,788	47,841
Shares redeemed	2,252	22,330	(46,001)	(460,837)

Net increase	(241,355)	$(2,387,441)	288,918	$2,916,793

Investor A
Shares sold	11,831	$117,141	19,535	$195,661
Shares issued in reinvestment of distributions	(11,715)	(116,118)	177	1,759
Shares redeemed	233	2,312	(183)	(1,837)

Net increase	349	$3,335	19,529	$195,583

Class K
Shares sold	7,185	$71,352	1,036,739	$10,459,300
Shares issued in reinvestment of distributions	(2,410)	(23,926)	4,069	40,947
Shares redeemed	346	3,434	(1,016,445)	(10,245,619)

Net increase	5,121	$50,860	24,363	$254,628

Total Net Increase	(235,885)	$(2,333,246)	332,810	$3,367,004

As of June 30, 2018, shares the Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Investor C	Class K
Alternative Capital Strategies	2,497,309	2,001	2,000	N/A
Emerging Markets Equity Strategies	5,995	5,982	5,945	581,623
Short-Term TIPS Bond Index	5,000	5,000	N/A	90,000

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Funds paid short-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

Short-Term Capital Gain
Emerging Markets Equity Strategies
Institutional	$0.58841
Investor A	0.58841
Investor C	0.58841
Class K	0.58841

NOTES TO FINANCIAL STATEMENTS	71

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Alternative Capital Strategies Fund (“Alternative Capital Strategies Fund”), BlackRock Emerging Markets Equity Strategies Fund (“Emerging Markets Equity Strategies Fund”) and iShares Short-Term TIPS Bond Index Fund (“TIPS Bond Index Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of (i) the sub-advisory agreement (the “Alternative Capital Strategies Fund Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (“BIL”) with respect to Alternative Capital Strategies Fund; (ii) the sub-advisory agreement between the Manager and BIL with respect to Emerging Markets Equity Strategies Fund (the “Emerging Markets Equity Strategies Fund BIL Sub-Advisory Agreement’’); (iii) the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to Emerging Markets Equity Strategies Fund (the “Emerging Markets Equity Strategies Fund BAMNA Sub-Advisory Agreement”); and (iv) the sub-advisory agreement between the Manager and BlackRock Fund Advisors (“BFA,” and together with BIL and BAMNA, the “Sub-Advisors”) with respect to TIPS Bond Index Fund (the “TIPS Bond Index Fund Sub-Advisory Agreement”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement, the Alternative Capital Strategies Fund Sub-Advisory Agreement, the Emerging Markets Equity Strategies Fund BIL Sub-Advisory Agreement, the Emerging Markets Equity Strategies Fund BAMNA Sub-Advisory Agreement and the TIPS Bond Index Fund Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of Fund service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, in the case of Alternative Capital Strategies Fund, certain performance metrics, as well as, in the case of TIPS Bond Index Fund, the performance of the Fund as compared with its benchmark. With respect to Alternative Capital Strategies Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Alternative Capital Strategies Fund’s performance. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year and since-inception periods reported, Alternative Capital Strategies Fund ranked in the first quartile against its Performance Peers. In light of the Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these other metrics, for the one-year period the Fund outperformed its total return target but for the since-inception period, the Fund underperformed its total return target. The total return target is designed to be based on a three- to five-year time horizon, but in this case is being viewed over a shorter time horizon. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range for the one-year and since-inception periods.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	73

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that for the one-year and since-inception periods reported, Emerging Markets Equity Strategies Fund ranked in the third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period.

The Board noted that for the one-year period reported, TIPS Bond Index Fund’s net performance was out of the tolerance range of its benchmark. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s out of tolerance performance over the one-year period ended December 31, 2017. The Board was informed that, among other things, the Fund underperformed its benchmark and breached its upper tolerance. The primary source of the Fund’s above tolerance performance was attributable to the impact of net asset value rounding in connection with subscription/redemption activity.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Alternative Capital Strategies Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that TIPS Bond Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that Emerging Markets Equity Strategies Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board further noted that with respect to each of the Funds, BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust on behalf of each Fund; (ii) the Alternative Capital Strategies Fund Sub-Advisory Agreement between the Manager and BIL with respect to Alternative Capital Strategies Fund; (iii) the Emerging Markets Equity Strategies Fund BIL Sub-Advisory Agreement between the Manager and BIL with respect to Emerging Markets Equity Strategies Fund; (iv) the Emerging Markets Equity Strategies Fund BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to Emerging Markets Equity Strategies Fund; and (v) the TIPS Bond Index Fund Sub-Advisory Agreement between the Manager and BFA with respect to TIPS Bond Index Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as applicable, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	75

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board and Trustee

Mark Stalnecker, Chair Elect of the Board and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee and President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Effective February 22, 2018, Barbara G. Novick resigned and Robert Fairbairn was appointed as an Interested Trustee of the Trust.

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited(b)

Hong Kong

BlackRock Fund Advisors(c)

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Alternative Capital Strategies Fund and BlackRock Emerging Markets Equity Strategies Fund.
(b)	For BlackRock Emerging Markets Equity Strategies Fund.
(c)	For iShares Short-Term TIPS Bond Index Fund.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	77

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

PLN	Polish Zloty
USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipts
OTC	Over-the-Counter
PCL	Public Company Limited

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

STRAT-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: September 4, 2018

4